SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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☐	Definitive Additional Materials
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Vital Living, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
VOTING AND OTHER MATTERS
ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
EQUITY COMPENSATION PLAN INFORMATION
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
AUDIT COMMITTEE REPORT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS, DIRECTORS, AND OFFICERS
PROPOSAL TO APPROVE OUR 2005 INCENTIVE COMPENSATION PLAN
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR
DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS
OTHER MATTERS
Appendix A
Appendix B

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
July 15, 2005

     The Annual Meeting of Stockholders of Vital Living, Inc., a Nevada corporation, will be held at 9:00 a.m., on Friday, July 15, 2005, at 1221 Brickell Avenue (21st Floor), Miami, Florida for the following purposes:

     1. To elect directors.

     2. To approve our 2005 Incentive Compensation Plan.

     3. To ratify the appointment of Epstein, Weber & Conover, PLC, an independent registered public accounting firm, as our independent auditor for the fiscal year ending December 31, 2005.

     4. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     The foregoing items of business are more fully described in the proxy statement accompanying this notice.

     Only stockholders of record at the close of business on June 13, 2005 are entitled to notice of and to vote at the meeting.

     All stockholders are cordially invited to attend the meeting in person. To assure your representation at the meeting, however, you are urged to mark, sign, date, and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder of record attending the meeting may vote in person even if the stockholder previously has returned a proxy.

Sincerely,
/s/ Gregg A. Linn

Phoenix, Arizona	Gregg A. Linn
June 22, 2005	Secretary

VITAL LIVING, INC.
5080 North 40th Street, Suite 105
Phoenix, Arizona 85018-2158

PROXY STATEMENT

VOTING AND OTHER MATTERS

General

     The enclosed proxy is solicited on behalf of Vital Living, Inc., a Nevada corporation, by our Board of Directors for use at our Annual Meeting of Stockholders to be held on Friday, July 15, 2005 at 9:00 a.m., or at any adjournment thereof, for the purposes set forth in this proxy statement and in the accompanying meeting notice. The meeting will be held at 1221 Brickell Avenue (21st Floor), Miami, Florida.

     These proxy solicitation materials were first mailed on or about June 16, 2005 to all stockholders entitled to vote at the meeting.

Voting Securities and Voting Rights

     Stockholders of record at the close of business on June 13, 2005, which we have set as the record date, are entitled to notice of and to vote at the meeting. On the record date, there were issued and outstanding 101,387,463 shares of our common stock, $0.001 par value per share.

     The presence, in person or by proxy, of the holders of a majority of the total number of shares of common stock outstanding constitutes a quorum for the transaction of business at the meeting. Each stockholder voting at the meeting, either in person or by proxy, may cast one vote per share of common stock held on all matters to be voted on at the meeting. Assuming that a quorum is present, the seven persons receiving the highest number of “for” votes of common stock of our company present in person or represented by proxy at the meeting and entitled to vote (a plurality) will be elected as directors. Assuming that a quorum is present, the affirmative vote of a majority of the shares of common stock of our company present in person or represented by proxy at the meeting and entitled to vote is required for the approval of our 2005 Incentive Compensation Plan and for the ratification of the appointment of Epstein, Weber & Conover, PLC, an independent registered public accounting firm, as our independent auditor for the fiscal year ending December 31, 2005.

     Votes cast in person or by proxy at the meeting will be tabulated by the election inspectors appointed for the meeting and will determine whether a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter but will be counted for purposes of determining a quorum.

Voting of Proxies

     When a proxy is properly executed and returned, the shares it represents will be voted at the meeting as directed. If no specification is indicated, the shares will be voted (1) “for” the election of the nominees for directors set forth in this proxy statement; (2) “for” the approval of our 2005 Incentive Compensation Plan; (3) “for” the ratification of the appointment of Epstein, Weber & Conover, PLC as our independent auditor for the fiscal year ending December 31, 2005; and (4) as the persons specified in the proxy deem advisable on any such other matters as may come before the meeting.

Revocability of Proxies

     Any stockholder giving a proxy may revoke the proxy at any time before its use by delivering to us either a written notice of revocation, by delivering to us a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

Solicitation

     We will bear the cost of this solicitation. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding solicitation materials to such beneficial owners. Proxies also may be solicited by certain of our directors and officers, personally or by telephone or e-mail, without additional compensation.

Annual Report and Other Matters

     Our 2004 Annual Report to Stockholders, which was mailed to stockholders with or preceding this proxy statement, contains financial and other information about our company, but is not incorporated into this proxy statement and is not to be considered a part of these proxy soliciting materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934. The information contained in the “Audit Committee Report” below shall not be deemed “filed” with the Securities and Exchange Commission (“SEC”) or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act.

     We will provide upon written request, without charge to each stockholder of record as of the record date, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2004 as filed with the SEC. Any exhibits listed in the Form 10-K report also will be furnished upon request at the actual expense we incur in furnishing such exhibits. Any such requests should be directed to our company’s Secretary at our executive offices set forth in this proxy statement.

ELECTION OF DIRECTORS

Nominees

     Our certificate of incorporation and bylaws provide that the number of directors shall be fixed from time to time by resolution of our Board of Directors. All directors are elected at each annual meeting of stockholders for a term of one year and hold office until their successors have been elected and qualified.

     A board of seven directors is to be elected at the meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named above. All of the nominees currently are directors of our company. In the event any nominee is unable or declines to serve as a director at the time of the meeting, the proxies will be voted for any nominee designated by the current Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director.

     The Board of Directors recommends a vote “for” the nominees named herein.

     The following table sets forth certain information regarding our directors and the nominees for directors:

Name	Age	Position
Donald C. Hannah	72	Chairman of the Board
Stuart A. Benson	51	Chief Executive Officer, President, and Director
David Allen	62	Director
Michael Ashton	57	Director
Carson E. Beadle	70	Director
Michael Cardamone	57	Director
D. Clay Coffeen	38	Director

     Donald C. Hannah has been the Chairman of the Board of Directors of our company since January 2004 and has been a member of our Board of Directors since June 2002. In 1957, he assumed control of Hannah Marine Company and has since helped turn it into a worldwide marine shipping organization and the largest tugboat and barge company operating on the Great Lakes. In 1986, Mr. Hannah founded US Auction, Inc., which subsequently became affiliated with Merrill Lynch Realty in 1988. Mr. Hannah thereafter served as President and Chief Executive Officer of the Merrill Lynch Realty Auction Division until November 1989. In 1989, The Prudential Insurance Company of America acquired Merrill Lynch Realty along with the Auction Division. Mr. Hannah is Chairman and Chief Executive Officer of US Properties, which he formed in 1992 and which presently conducts real estate auctions and often assists in structuring financing of real estate projects. Mr. Hannah was a finalist for Inc. Magazine’s “Entrepreneur of the Year Award” in 1992.

     Stuart A. Benson has been our Chief Executive Officer since January 2004 and our President since March 2002. Mr. Benson also served as our Vice Chairman of the Board of Directors from March 2002 through January 2004 and our Executive Vice President from June 2001 until March 2002. From March 1997 until June 2001, Mr. Benson served as Chairman of the Board and Chief Executive Officer of Custom Food Concepts, Inc., a privately held company that operated a chain of restaurants in southern California. He has also served in both public and private companies as Chief Executive Officer and Chairman of the Board, including such companies as The Great Earth Vitamin Store chain and Nathan’s Famous Inc., where he served as their Chairman of the Executive Committee, Chairman of the Board, President, and Chief Executive Officer. He is a member of UJA and ADL, sponsor of CBA (Caring for Babies with Aids), past Chairman of the 5 Towns United Fund Red Feather Ball, and has successfully organized numerous functions for the Reno, Nevada chapter of the Make A Wish Foundation. In May 2002, Mr. Benson filed for personal bankruptcy, primarily as a result of federal tax liens relating to certain real estate syndication activities in the 1980’s. These liens relate to approximately $900 million of recaptured phantom income attributable to Mr. Benson and his affiliates, as the general partner of various real estate syndication programs and partnerships, as well as $900,000 of other claims and judgments. In 1995, other IRS liens, relating to similar real estate syndication activities, were discharged by Mr. Benson in a prior personal filing under Chapter 7. The bankruptcy filing is unrelated to Mr. Benson’s activities with us, and we do not believe that this filing will impact Mr. Benson’s ability to perform his duties as an officer and director in any material fashion.

     David Allen has been a member of our Board of Directors since August 2003. Mr. Allen has served as managing director of Investment Information Services, Ltd., a United Kingdom limited company providing fundamental and technical research to several private banks in London and a group of high net-worth investors in the United Kingdom and the United States, since January 1990. Mr. Allen has also served as president of Investment Information Services Inc., a registered investment advisor in Colorado that provides fundamental and technical research to hedge funds and accredited investors, since 1999. Additionally, Mr. Allen has served as the investment consultant to US Tax and Financial Services, Ltd., a firm of accountants and lawyers in London, since 1989.

     Michael Ashton has been a member of our Board of Directors since January 2004. Mr. Ashton’s career of over 31 years has been dedicated to the pharmaceutical industry. Mr. Ashton has been Chief Executive Officer of SkyePharma since November 1998 and a member of its board of directors since March 1997. He is also a director of Transition Therapeutics, Inc., a Toronto Stock Exchange-listed biopharmaceutical company developing therapeutics for the treatment of multiple sclerosis, diabetes and restenosis, and Astralis Limited, a public biotechnology company.

     Carson E. Beadle has been a member of our Board of Directors since October 2002. Mr. Beadle has been the President of Carson E. Beadle, Inc., a strategic-planning consulting firm in New York, since April 1998. From September 1959 until April 1998, Mr. Beadle was affiliated with the Marsh & McLennan Companies where he served as a member of the board of directors of William M. Mercer, Inc., a subsidiary of Marsh & McLennan. As a senior partner in the Mercer division, he was responsible for the consulting practices of New York and Eastern Canada as well as other corporate functions, with a focus on employee benefits for large employers and strategic decision-making. Mr. Beadle originated the “flexible benefits” concept in Canada and the “total benefits strategic decision-making” concept in the United States. Mr. Beadle has given testimony before Senate Finance, House Ways & Means and other government committees. He is the author of over 100 articles appearing in The Wall Street Journal, the New England Journal of Medicine, Fortune, the New York Times, and many management and health publications in the United States and Canada. He is Chairman and Co-founder of The Health Project, the White House-supported organization that presents the annual C. Everett Koop National Health awards. He is also one of the founding directors of the Health Enhancement Research Organization of Birmingham. Mr. Beadle has been a member of the Board of Directors of Security Mutual Life Insurance Company of New York since 1995 and National Security Life and Annuity Company since 2001.

     Michael Cardamone has served as a member of our Board of Directors since September 2004. Mr. Cardamone has served as a private financial advisor since 1974. He has also served as a director of Accommodations Plus Inc., a company that provides and arranges for hotel reservations, since June 1996. In 1978, Mr. Cardamone founded M.J. Originals Dresses, a clothing producer, and served as its Chief Financial Officer until May 1995.

     D. Clay Coffeen has served as a member of our Board of Directors since September 2004. Mr. Coffeen has served as a financial consultant for RBC Dain Rauscher since June 1999. From May 1997 to June 1999, Mr. Coffeen served as a financial consultant to Morgan Stanley. Prior to this, Mr. Coffeen was a professional golfer. Mr. Coffeen is the Arizona Chairman for New Century Project, which is a grass roots political organization.

Information Relating to Corporate Governance and the Board of Directors

     Our Board of Directors has determined, after considering all the relevant facts and circumstances, that Messrs. Hannah, Allen, Beadle, Cardamone, and Coffeen are independent directors, as “independence” is defined by Nasdaq, because they have no relationship with us that would interfere with their exercise of independent judgment.

     Our bylaws authorize our Board of Directors to appoint among its members one or more committees, each consisting of one or more directors. Our Board of Directors has established four standing committees: an Executive Committee, an Audit Committee, a Compensation Committee, and a Nominations and Corporate Governance Committee. The members of our Audit Committee, Compensation Committee, and Nominations and Corporate Governance Committee consist entirely of independent directors.

     Our Board of Directors has adopted charters for the Audit, Compensation, and Nominations and Corporate Governance Committees describing the authority and responsibilities delegated to each committee by the board. Our Board of Directors has also adopted Corporate Governance Guidelines, a Code of Conduct, and a Code of Ethics for the CEO and Senior Financial Officers. We post on our website at wwwvitalliving.com, the charters of our Audit, Compensation, and Nominations and Corporate Governance Committees; our Corporate Governance Guidelines, Code of Conduct, and Code of Ethics for the CEO and Senior Financial Officers, and any amendments or waivers thereto; and any other corporate governance materials contemplated by SEC or Nasdaq regulations. These documents are also available in print to any stockholder requesting a copy in writing from our corporate secretary at our executive offices set forth in this proxy statement.

     We regularly schedule executive sessions at which independent directors meet without the presence or participation of management. The presiding director of such executive session generally is chaired by the Chairman of the Board or rotates among the Chairs of the Audit Committee, Compensation Committee, and the Nominations and Corporate Governance Committee.

     Interested parties may communicate with our Board of Directors or specific members of our Board of Directors, including our independent directors and the members of our various board committees, by submitting a letter addressed to the Board of Directors of Vital Living, Inc. c/o any specified individual director or directors at the address listed herein. Any such letters are sent to the indicated directors.

     The Audit Committee

     The purpose of the Audit Committee is to oversee the financial and reporting processes of our company and the audits of the financial statements of our company and to provide assistance to our Board of Directors with respect to the oversight of the integrity of the financial statements of our company, our company’s compliance with legal and regulatory matters, the independent auditor’s qualifications and independence, and the performance of our company’s independent auditor. The primary responsibilities of the Audit Committee are set forth in its charter and include various matters with respect to the oversight of our company’s accounting and financial reporting process and audits of the financial statements of our company on behalf of our Board of Directors. The Audit Committee also selects the independent auditor to conduct the annual audit of the financial statements of our company; reviews the proposed scope of such audit; reviews accounting and financial controls of our company with the independent auditor and our financial accounting staff; and reviews and approves transactions between us and our directors, officers, and their affiliates.

     The Audit Committee currently consists of Messrs. Allen, Cardamone, and Hannah, each of whom is an independent director of our company under Nasdaq rules as well as under rules adopted by the SEC pursuant to the Sarbanes-Oxley Act of 2002. The Board of Directors has determined that Mr. Hannah (whose background is detailed above) qualifies as an “audit committee financial expert” in accordance with applicable rules and regulations of the SEC. Mr. Hannah serves as the Chairman of the Audit Committee.

     The Compensation Committee

     The purpose of the Compensation Committee includes determining, or recommending to our Board of Directors for determination, the compensation of the Chief Executive Officer and other executive officers of our company and discharging the responsibilities of our Board of Directors relating to compensation programs of our company. The Compensation Committee currently consists of Messrs. Beadle, Cardamone, and Hannah, with Mr. Beadle serving as Chairman.

     The Nominations and Corporate Governance Committee

     The purpose of the Nominations and Corporate Governance Committee includes the selection or recommendation to the Board of Directors of nominees to stand for election as directors at each election of directors, the oversight of the selection and composition of committees of the Board of Directors, the oversight of the evaluations of the Board of Directors and management, and the development and recommendation to the Board of Directors of a set of corporate governance principles applicable to our company. The Nominations and Corporate Governance Committee currently consists of Messrs. Allen, Cardamone, and Hannah, with Mr. Hannah serving as Chairman.

     The Nominations and Corporate Governance Committee will consider persons recommended by stockholders for inclusion as nominees for election to our Board of Directors if the names, biographical data, and qualifications of such persons are submitted in writing in a timely manner addressed and delivered to our company’s corporate secretary at the address listed herein. The Nominations and Corporate Governance Committee identifies and evaluates nominees for our Board of Directors, including nominees recommended by stockholders, based on numerous factors it considers appropriate, some of which may include strength of character, mature judgment, career specialization, relevant technical skills, diversity, and the extent to which the nominee would fill a present need on our Board of Directors. As discussed above, the members of the Nominations and Corporate Governance Committee are independent, as that term is defined by Nasdaq.

     The Board of Directors held a total of seven meetings during the fiscal year ended December 31, 2005. The Audit Committee met separately at four meetings during the fiscal year ended December 31, 2005. The Compensation Committee held one meeting during the fiscal year ended December 31, 2005. The Nominations and Corporate Governance Committee did not meet during the fiscal year ended December 31, 2005. Each of our directors attended at least 75% of the aggregate of (1) the total number of meetings of our Board of Directors held during fiscal 2004, and (2) the total number of meetings held by all committees of our Board of Directors on which such person served during fiscal 2004.

     The Executive Committee

     The Executive Committee has all powers of the Board of Directors between meetings of the board, subject to applicable law. The members of the Executive Committee are Messrs. Hannah, Beadle, and Benson, with Mr. Beadle serving as Chairman.

Director Compensation

     We grant on an annual basis to each of our non-employee directors stock options to purchase 25,000 of our common stock and options to purchase 15,000 shares of our common stock for each committee of the board on which the director serves.

EXECUTIVE COMPENSATION

Summary of Cash and Other Compensation

     The following table sets forth, for the periods indicated, the total compensation earned for services provided to us in all capacities by our Chief Executive Officer and our four next most highly compensated executive officers whose aggregate compensation exceeded $100,000 during fiscal 2004, whom we refer to as the named executive officers.

SUMMARY COMPENSATION TABLE

						Long-Term
						Compensation
						Awards
						Securities		All Other
	Annual Compensation(1)					Underlying		Compensation
Name and Principal Position	Year	Salary ($)		Bonus ($)		Options (#)(2)		($)(3)
Stuart A. Benson	2004	$180,469		$—		—		$10,336
Chief Executive Officer,	2003	156,153		120,000	(1)	5,000,000	(2)	—
President, Secretary, Director	2002	51,667		150,000	(3)	1,340,000	(2)	37,000	(4)

Mitch Feinglas	2004	$126,669		$—		—		$2,500
Former Chief Operating	2003	—		—		100,000	(5)	116,680	(4)
Officer	2002	—		—		—		—

Bradley D. Edson	2004	$100,555		—		—		$1,163
Former Chairman and Chief	2003	215,211		50,000		1,300,000	(6)	—
Executive Officer(9)	2002	179,468	(8)	—		—		26,500	(7)

(1)	Represents bonus paid to Mr. Benson for successful consummation of various acquisitions

(2)	In connection with the execution of Mr. Benson’s original employment agreement, we granted Mr. Benson a warrant to purchase 1,340,000 shares of common stock at an exercise price of $1.50 per share. In April 2003, we amended the warrant to lower the exercise price to $0.01 per share and to extend the expiration date to March 31, 2008. In August 2003, as a condition to the consummation of our ENI Acquisition, the warrant was again amended to increase the total number of shares of common stock purchasable under the warrant to 6,340,000 shares, or an additional 5,000,000 warrants, 30,000 of which were exercised in 2003. Cumulative compensation expense of $1,526,461 related to repricing and amendments of the warrants was recorded in 2003. Compensation expense of $6,800,000 was recorded in August 2003 as a result of the new warrants.

(3)	Represents signing bonuses paid to Mr. Benson executed as part of his original employment agreement.

(4)	Represents payments for consulting services provided to us.

(5)	In connection with a consulting agreement and services provided thereunder, an entity related to Mr. Feinglas received on his behalf 100,000 shares restricted common stock valued at $134,000.

(6)	In connection with the ENI Acquisition, Mr. Edson received 1,300,000 shares of common stock valued at $1,781,000.

(7)	This amount represents amounts that were paid by us for the benefit of entities controlled by Mr. Edson.

(8)	Represents accrued salary that was subsequently paid in 2002.

(9)	In connection with the execution of Mr. Edson’s employment agreement, we granted Mr. Edson a warrant to purchase 1,000,000 shares of common stock at an exercise price of $0.35 per share. These warrants expired on September 30, 2004.

Option Grants

     We did not grant any stock options to any director or executive officer during 2004. Subsequent to the end of our last fiscal year, we granted options to purchase a total of 5,100,000 shares of common stock.

Option Exercises and Option Holdings

     The following table describes, for the named executive officers, the number of shares acquired and the value realized upon exercise of stock options during fiscal 2005 and the exercisable and unexercisable options held by them as of December 31, 2005.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-The-Money Options at
	Shares Acquired on		Options at June 26, 2004 (#)		June 26, 2004 ($) (1)
	Exercise (#)	Value Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Stuart A. Benson	0	$0	6,310,000	0	$7,256,500	$0
Bradley D. Edson	765,100	$749,798	0	0	$0	$0

(1)	Calculated based upon the April 27, 2005, OTCBB closing price of $0.09 per share, multiplied by the number of shares held, less the aggregate exercise price for such shares.

Employment Agreements

     On February 15, 2005, we entered into an employment agreement dated as of January 1, 2005 with Stuart A. Benson providing for the employment of Mr. Benson as the President and Chief Executive Officer of our company. On February 15, 2005, we entered into an employment agreement dated as of January 1, 2005 with Gregg A. Linn providing for the employment of Mr. Linn as the Chief Financial Officer of our company. The employment agreements have initial terms of three years each, and both are subject to automatic renewal for successive one-year periods.

     Mr. Benson’s employment agreement provides for Mr. Benson to receive an annual base salary of $220,000 from January 1, 2005 through December 31, 2005; $250,000 from January 1, 2005 through December 31, 2006; and $280,000 commencing on January 1, 2007. Mr. Linn’s employment agreement provides for Mr. Linn to receive an annual base salary of $160,000 from January 1, 2005 through December 31, 2005; $180,000 from January 1, 2006 through December 31, 2006; and $200,000 commencing on January 1, 2007. Both executives will also be eligible to receive annual bonuses pursuant to the employment agreements in amounts to be determined by the Board of Directors of our company.

     As part of their compensation packages, we granted to Mr. Benson and Mr. Linn options to purchase 3,000,000 shares and 2,000,000 shares, respectively, of common stock at an exercise price equal to the closing price of common stock on the date of execution of the agreements. The options vest one third on each of the first three annual anniversaries following the date of grant.

     Under the employment agreements, we will provide Mr. Benson and Mr. Linn with (1) car allowances of $1,200 and $500 per month, respectively; (ii) reimbursement for travel and entertainment expenses incurred in connection with the business of our company; and (iii) the right to participate in any group insurance, hospital, medical, dental, accident, disability pension, retirement, vacation, expense reimbursement, and other plans, programs, or benefits as may from time to time be provided to other executive employees of our company. Pursuant to the employment agreements, we will reimburse the executive for premium on disability policies providing for coverage at a rate equal to 50% of his base salary in effect from time to time under the employment agreement.

     In addition, during the term of his employment, we will pay premium for two life insurance policies of the life of Mr. Benson, one of which policies will have a face amount of $1,000,000 and will name our company as beneficiary, and one will have a face amount of $500,000 and will name as beneficiary a person or entity designated by Mr. Benson. Under Mr. Linn’s employment agreement, we will pay premiums for a life insurance policy on the life of Mr. Linn, which policy will have a face amount of $400,000 and will name as beneficiary a person or entity designated by Mr. Linn. The employment agreements contain provisions that prohibit the executives from competing with us or soliciting our personnel or employees for a period of 18 months following the termination of their employment with us.

     The employment agreements each provide that either we or the executive may terminate the agreement at any time. If the executive’s employment is terminated unilaterally by us without cause or by the executive for good reason (as defined in the agreement), the executive will receive his base salary for the remainder of the term of the employment agreement. If the executive is terminated for reason of death or disability, he or his estate, as the case may be, will receive his fixed salary for 90 days after such termination. If the executive’s employment is terminated by him voluntarily or by us for cause as a result of certain acts committed by the executive (as set forth in the agreement), he will receive no further compensation under the employment agreement.

     In the event of a change of control of our company, the executive may, at his option and upon notice to us, terminate his employment. If the executive terminates his employment due to a change of control, he will receive his base salary for the longer of the remainder of the employment term or a period of 18 months after such termination, as well as any unpaid fringe benefits, and such bonus as may have been earned prior to the change in control, all within 10 days after the termination.

Voting Agreements

     In connection with our November 2002 acquisition of MAF BioNutritionals, LLC, we entered into a stockholders’ agreement with Stuart A. Benson, Donald C. Hannah, Bradley D. Edson, Martin Gerst, William Coppel, Phil Maffetone, Kenneth Martin, Leslie C. Quick, III, and Thomas C. Quick (the “MAF Voting Agreement”). Pursuant to the MAF Voting Agreement:

•	for so long as Messrs. Edson, Benson, Hannah, and Gerst beneficially own an aggregate of at least 65% of the shares of common stock held by them on the date of the agreement, they will be entitled to nominate and have elected four directors; and

•	for so long as Messrs. Coppel, Maffetone, Quick, and Quick beneficially own an aggregate of at least 65% of the shares of common stock held by them on the date of the agreement, they will be entitled to nominate and have elected three directors.

     Each of the parties to the MAF Voting Agreement has agreed to vote the shares of common stock beneficially owned by him on the date of the agreement in favor of the other group’s nominees. Each of the parties has further agreed that he will not take any action, or cause us to take any action, to remove, with or without cause, a director nominated by any of the parties. Because Messrs. Coppel, Maffetone, Quick, and Quick do not still beneficially own the required 65%, they no longer have the right to nominate and have elected any directors.

                    In connection with our August 2003 acquisition of E-Nutriceuticals, Inc., we entered into a stockholders’ agreement, as amended, with Stuart A. Benson, Donald C. Hannah, SkyePharma PLC, Stephen Morris, and Fifth Avenue Capital, Inc. (the “ENI Voting Agreement”). Pursuant to the ENI Voting Agreement:

•	for so long as Messrs. Benson and Hannah beneficially own an aggregate of at least 65% of the shares of common stock owned by them on the date of the agreement, they will be entitled to nominate three directors;

•	for so long as Stephen Morris and Fifth Avenue Capital beneficially own an aggregate of at least 65% of the shares of common stock owned by them on the date of the agreement, they will be entitled to nominate one director; and

•	for so long as SkyePharma beneficially owns an aggregate of at least 65% of the shares of common stock owned by it on the date of the agreement, it will be entitled to nominate one director.

     Each of the parties to the ENI Voting Agreement has agreed to vote the shares of common stock beneficially owned by him on the date of the agreement in favor of the other group’s nominees. Each of the parties have further agreed that he will take any action, or cause us to take any action, to remove, with or without cause, a director nominated by any of the parties.

Indemnification Under our Certificate of Incorporation and Bylaws

     Our certificate of incorporation provides that no director will be personally liable to our company or its stockholders for monetary damages for breach of a fiduciary duty as a director, except to the extent such exemption or limitation of liability is not permitted under the Nevada General Corporation Law. The effect of this provision in the certificate of incorporation is to eliminate the rights of our company and its stockholders, either directly or through stockholders’ derivative suits brought on behalf of our company, to recover monetary damages from a director for breach of the fiduciary duty of care as a director except in those instances described under the Nevada General Corporation Law. In addition, we have adopted provisions in our bylaws and entered into indemnification agreements that require us to indemnify our directors, officers, and certain other representatives of our company against expenses and certain other liabilities arising out of their conduct on behalf of our company to the maximum extent and under all circumstances permitted by law. Indemnification may not apply in certain circumstances to actions arising under the federal securities laws.

EQUITY COMPENSATION PLAN INFORMATION

     The following table sets forth information with respect to our common stock that may be issued upon the exercise of stock options under our incentive stock option plans as of December 31, 2004.

			(c) Number of Securities
	(a) Number of		Remaining Available for
	Securities to be	(b) Weighted-	Future Issuance Under
	Issued Upon Exercise	Average Exercise	Equity Compensation
	of Outstanding	Price of Outstanding	Plans (Excluding
	Options, Warrants,	Options, Warrants,	Securities Reflected in
Plan Category	and Rights	and Rights	Column(a))
Equity Compensation Plans Approved by Stockholders	3,162,500	$0.18	0

Equity Compensation Plans Not Approved By Stockholders	2,338,890	$0.08	12,661,110

Total	5,501,390	$0.14	12,661,110

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Our Compensation Committee consists of Messrs. Beadle, Cardamone, and Hannah. No interlocking relationship exists between any member of our Board of Directors or our Compensation Committee and any member of the Board of Directors or Compensation Committee of any other company.

AUDIT COMMITTEE REPORT

     The Board of Directors has appointed an Audit Committee consisting of three directors. The current members of the Audit Committee are Messrs. Allen, Cardamone, and Hannah. Each of the committee members is “independent” of our company and management, as that term is defined in Nasdaq rules.

     The primary responsibility of the committee is to assist the Board of Directors in fulfilling its responsibility to oversee management’s conduct of our company’s financial reporting process, including overseeing the financial reports and other financial information provided by our company to governmental or regulatory bodies (such as the SEC), the public, and other users thereof; our company’s systems of internal accounting and financial controls; and the annual independent audit of our company’s financial statements.

     Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The independent auditor is responsible for auditing the financial statements and expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States.

     In fulfilling its oversight responsibilities, the committee reviewed and discussed the audited financial statements with management and the independent auditor. The committee discussed with the independent auditor the matters required to be discussed by Statement of Auditing Standards No. 61. This included a discussion of the auditor’s judgments as to the quality, not just the acceptability, of our company’s accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards. In addition, the committee received from the independent auditor written disclosures and the letter required by Independence Standards Board Standard No. 1. The committee also discussed with the independent auditor the auditor’s independence from management and our company, including the matters covered by the written disclosures and letter provided by the independent auditor, and considered the compatibility of non-audit services with auditor independence.

     The committee discussed with the independent auditor the overall scope and plans for its audit. The committee met with the independent auditor, with and without management present, to discuss the results of its audit, its consideration of our company’s internal controls, and the overall quality of the financial reporting. The committee held four meetings with management of our company, all of which were attended by our independent auditor, with respect to the company’s financial statements and audit or quarterly review procedures.

     Based on the reviews and discussions referred to above, the committee recommended to the Board of Directors, and the board approved, that the audited financial statements be included in our company’s Annual Report on Form 10-K for the year ended December 31, 2004 for filing with the SEC. The committee also has selected our company’s independent auditor.

     The Board of Directors has adopted a written charter for the Audit Committee, which is Appendix A to this proxy statement.

     The report has been furnished by the Audit Committee of the Board of Directors.

Donald C. Hannah, Chairman
David Allen
Michael Cardamone

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires our directors, officers, and persons that own more than 10% of a registered class of our company’s equity securities to file reports of ownership and changes in ownership with the SEC. Directors, officers, and greater than 10% stockholders are required by SEC regulations to furnish our company with copies of all Section 16(a) forms they file.

     Based solely upon our review of the copies of such forms received by us during the fiscal year ended December 31, 2004, and written representations that no other reports were required, we believe that each person who, at any time during such fiscal year, was a director, officer, or beneficial owner of more than 10% of our common stock complied with all Section 16(a) filing requirements during such fiscal year.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS,
DIRECTORS, AND OFFICERS

     The following table sets forth certain information regarding the beneficial ownership of our common stock on June 13, 2005 by (1) each director; (2) the named executive officers as set forth under “Executive Compensation”; (3) all directors and executive officers as a group; and (4) each person or entity known by us to beneficially own or to exercise voting or dispositive control over more than 5% of our common stock.

	Shares Beneficially Owned
Name of Beneficial Owner(1)	Number(2)		Percent(3)
Directors and Executive Officers:
Donald C. Hannah	605,000	(4)	*
Stuart A. Benson	7,980,000	(5)	5.10%
David Allen(6)	25,000	(7)	*
Michael Ashton(8)	0		*
Carson E. Beadle	110,000	(9)	*
Michael Cardamone	165,000	(10)	*
D. Clay Coffeen(11)	75,000	(12)	*
Gregg A. Linn	2,000,000	(13)	1.28%

All directors and executive officers as a group (eight persons)	10,960,000	(14)	7.00%

Non-officer, Non-director 5% Stockholders:
Fifth Avenue Capital, Inc.(15)	8,314,394	(16)	5.31%
Stephen Morris(17)	8,314,394	(18)	5.31%
Periscope Partners, L.P.(19)	11,581,366	(20)	7.40%
SkyePharma PLC(21)	20,803,983	(22)	13.29%
MAF Voting Group (23)	12,544,582	(24)	7.99%
ENI Voting Group(25)	37,708,377	(26)	24.09%

*	Less than 1%.

(1)	Unless otherwise noted, the address of each person is care of Vital Living, Inc., 5080 North 40th Street, Suite 105, Phoenix, Arizona 85018.

(2)	Includes, when applicable, shares owned of record by such person’s minor children and spouse and by other related individuals and entities over whose shares of common stock such person has custody, voting control, or power of disposition. Also includes shares of common stock that the identified person had the right to acquire within 60 days of June 13, 2005 by the exercise of vested stock options.

(3)	The percentages shown include the shares of common stock that the person will have the right to acquire within 60 days of June 13, 2005. In calculating the percentage of ownership, all shares of common stock which the identified person will have the right to acquire within 60 days of June 13, 2005 upon the exercise of vested stock options are deemed to be outstanding for the purpose of computing the percentage of shares of common stock owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of shares of common stock owned by any other person.

(4)	Includes 605,000 shares of common stock, a portion of which are subject to vesting. Does not include (i) 5,788 shares of common stock issuable upon exercise of warrants that are not currently exercisable and will not become exercisable within the next 60 days and (ii) shares of Common Stock held by the other members of the “MAF Voting Group” and “ENI Voting Group” described below in footnotes 23 and 25.

(5)	Includes 4,950,000 shares of common stock issuable upon exercise of immediately exercisable warrants and unvested options to purchase 3,000,000 shares, which a portion may be subject to stockholder approval, held by Mr. Benson. In October 2004, Mr. Benson transferred warrants to purchase 1,360,000 shares of common stock to a trust for the benefit of his former wife pursuant to a domestic relations order. Does not include shares of common stock held by the other members of the “MAF Voting Group” and “ENI Voting Group” described below in footnotes 23 and 25.

(6)	Mr. Allen’s business address is care of Investment Information Services Inc., 350 Montgomery Drive, Erie, Colorado 80516.

(7)	Includes shares of common stock subject to vesting.

(8)	Mr. Ashton’s business address is care of SkyePharma PLC, 105 Piccadilly, London, England W1J 7NJ. Reference is made to footnotes 21 and 22.

(9)	Includes shares of common stock subject to vesting.

(10)	Represents shares of restricted stock received upon becoming a director and member of certain of the committees of our board of directors, which are subject to vesting.

(11)	Mr. Coffeen’s business address is 2398 East Camelback Road, Phoenix, Arizona 85016.

(12)	Represents shares of restricted stock received upon becoming a director, which are still subject to vesting.

(13)	Includes unvested options to purchase 2,000,000 shares, which a portion may be subject to stockholder approval.

(14)	Includes and excludes the securities referred to in footnotes 4, 5, 7, 9, 10, 12, and 13.

(15)	The business address of Fifth Avenue Capital is Suite 1601-1603, Kinwick Centre, 32 Hollywood Rd., Central Hong Kong.

(16)	Stephen Morris, the president and sole director of Fifth Avenue Capital, exercises voting and dispositive power over these shares. Does not include shares of common stock held by the other members of the “ENI Voting Group” described below in footnote 25. The foregoing information was derived from an Amendment to Schedule 13D filed with the SEC on September 3, 2003.

(17)	Mr. Morris’s principal address is 8 the Meadows, Camps Bay, Cape Town, South Africa.

(18)	Represents 8,314,394 shares of common stock held by Fifth Avenue Capital, Inc., of which Mr. Morris is the president and sole director, and 30,000 shares of common stock issuable upon exercise of presently exercisable options held by Mr. Morris. The shares held by Fifth Avenue Capital are currently held in escrow and may be reduced based on certain post-closing adjustments from our acquisition of E-Nutriceuticals in August 2003. Does not include shares of common stock held by the other members of the “ENI Voting Group” described below in footnote 25

(19)	The business address of Periscope Partners is 1600 Flatrock Road, Penn Valley, Pennsylvania 19072

(20)	Leon Frenkel, the general partner of Periscope Partners, exercises voting and dispositive power over these shares. Represents (i) 4,228,113 shares of common stock issuable upon exercise of immediately exercisable warrants, (ii) 4,222,221 shares of common stock issuable upon conversion of senior secured convertible notes and 3,131,032 shares of common stock. Does not include shares of common stock that may be issued if we determine to pay a portion of the interest owed on the senior secured convertible notes in shares of our common stock.

(21)	The business address of SkyePharma is 105 Piccadilly, London, England W1J 7NJ.

(22)	Represents (i) 14,584,684 shares of common stock, (ii) 1,000,000 shares of common stock currently issuable upon conversion of 1,000,000 shares of Series D Preferred Stock, (iii) 4,166,667 shares of common stock currently issuable upon conversion of senior secured convertible notes and (iv) 1,052,632 shares of common stock currently issuable upon exercise of warrants issued in connection with the issuance of the notes. Does not include shares of common stock that may be issued if we determine to pay a portion of the interest owed on the senior secured convertible notes in shares of our common stock and (ii) shares of common stock held by the other members of the “ENI Voting Group” described below in footnote 25. The foregoing information was derived from an Amendment to Schedule 13D/A filed with the SEC on December 19, 2003.

(23)	The MAF Voting Group consists of Bradley D. Edson, Stuart A. Benson, Martin Gerst, Donald C. Hannah, William Coppel, Kenneth Martin, Phil Maffetone, Leslie Quick, Thomas Quick, and Vital Living, each of whom is a party to, and has agreed to vote their shares in accordance with, the MAF Voting Agreement described below. Each of the members of this group shares voting power with respect to the shares of common stock held by each of the members. The number of shares set forth in the table includes the shares held by each member.

(24)	Includes 7,950,000 shares of Common Stock issuable upon exercise of presently exercisable options or warrants.

(25)	The ENI Voting Group consists of Skye, Fifth Avenue Capital, Inc., Stephen Morris, Stuart A. Benson, and Don Hannah, each of whom is a party to, and has agreed to vote their shares in accordance with, the ENI Voting Agreement described below. Each of the members of this group shares voting power with respect to the shares of Common Stock held by each of the members. The number of shares set forth in the table includes the shares held by each member.

(26)	Includes 1,000,000 shares of common stock issuable upon exercise or conversion of presently exercisable or convertible options, warrants, Series D Preferred Stock, or senior secured convertible notes.

PROPOSAL TO APPROVE OUR 2005 INCENTIVE COMPENSATION PLAN

     Our 2005 Incentive Compensation Plan was adopted by our Board of Directors on May 10, 2005. The full text of the 2005 Incentive Compensation Plan is included as Appendix B to this proxy statement. Our 2005 Incentive Compensation Plan is designed to attract, motivate, retain, and reward our executives, employees, officers, directors, and independent contractors by providing such persons with annual and long-term performance incentives to expend their maximum efforts in the creation of stockholder value.

     At the end of our last fiscal year, we had available options for 2,761,110 shares of common stock under our existing stock option plan. Subsequent to the end of our last fiscal year, we granted options to purchase a total of 5,100,000 shares of common stock, including 3,000,000 to Stuart A. Benson, the President and Chief Executive Officer of our company; 2,000,000 to Gregg A. Linn, the Chief Financial Officer of our company; and 100,000 to Scott Wilkinson, the Corporate Controller of our company. As a result, if the proposal is not approved by the stockholders, we will have no shares available for the grant of stock options, which means we will be unable to grant equity compensation to our directors, officers and key employees, and certain options that have already been granted, including some of those granted to Messrs. Benson, Linn, and Wilkinson, would be cancelled.

     Our Board of Directors believes that approval of the proposal to adopt the 2005 Incentive Compensation Plan is necessary to promote the welfare of our company and our stockholders generally. Our Board of Directors also believes that the proposal will aid us in attracting and retaining directors and officers and motivating such persons to exert their best efforts on behalf of our company. In addition, the Board of Directors believes the 2005 Incentive Compensation Plan will further strengthen the indemnity of interests of our officers and key employees with that of our stockholders.

     Our Board of Directors believes that it is in the best interests of our company to adopt the 2005 Incentive Compensation Plan. Our Board of Directors recommends a vote “for” the proposal to approve the 2005 Incentive Compensation Plan.

Description of the 2005 Incentive Compensation Plan

     Our 2005 Incentive Compensation Plan is designed to attract, motivate, retain, and reward our executives, employees, officers, directors, and independent contractors by providing such persons with long-term incentives to expend their maximum efforts in the creation of stockholder value. Under the 2005 Incentive Compensation Plan, we may grant both incentive stock options and non-qualified stock options, restricted stock, bonus stock, deferred stock, stock appreciation rights, dividend equivalents, other stock-based awards, and certain performance awards, which may be settled in cash or stock. Our employees, consultants and members of our board of directors and those of our affiliates are eligible for awards under the plan; however, incentive stock options may only be granted to our employees and those of our subsidiaries.

     We may issue, pursuant to awards granted under the plan, shares of our common stock equal to the lesser of (1) 15% of the shares of our common stock outstanding from time to time or (2) 40,000,000 shares of our common stock. The number of shares available for issuance pursuant to awards granted under the plan will include any shares subject awards previously granted under the plan that are terminated without being exercised, expire, are forfeited or cancelled, do not vest, are not issued in connection with the exercise or vesting of an award or are surrendered in payment for any awards or of any tax withholding with respect thereto. In the event of a change in our capitalization, such as a reorganization, recapitalization, stock split, reverse stock split, or extraordinary dividend, or similar event or transaction, the plan administrator may adjust the number and kind of shares for which awards may be granted, the number and kind of shares subject to outstanding awards, the maximum per person limits for awards and the applicable exercise price of outstanding awards, with all such adjustments made in order to prevent the enlargement or dilution of rights under the plan or awards granted under the plan. For purposes of qualifying as “performance-based” compensation under Section 162(m) of the Code, the plan limits (i) the number of shares of our common stock that may be granted annually to any individual to 4,000,000 shares and the amount of cash that may be paid annually to any individual pursuant to a performance award granted under the plan to $1,000,000.

     The 2005 Incentive Compensation Plan may be administered by our board of directors or a committee of our board of directors appointed by our board of directors. Subject to the terms of the stock plan, the plan administrator is authorized to select eligible persons to receive awards, determine the type and number of awards to be granted and the number of shares of our common stock to which awards will relate, specify times at which awards will vest or be exercisable or may be settled (including performance conditions that may be required as a condition thereof), set other terms and conditions of awards, prescribe forms of award agreements, interpret and specify rules and regulations relating to the stock plan, and make all other determinations that may be necessary or advisable for the administration of the stock plan. Awards may be settled in the form of cash, shares of our common stock, other awards, or other property in the discretion of the plan administrator.

     Either at the time of the event or at the time of the grant of the award, as provided for in the award agreement, the plan administrator, in its discretion, may accelerate the vesting, exercisability, the lapsing of restrictions, or the expiration of deferral or restrictive periods of any award, including upon a termination of service or a “change in control” of our company. In the event of a “corporate transaction” (as defined in the stock plan), the acquiror may assume, continue, or substitute for each outstanding award. If the acquiror doe not assume, continue, or substitute for an outstanding award, such award, to the extent applicable, will terminate immediately prior to the close of such corporate transaction to the extent the award is not exercised.

     The right of a participant to exercise or receive a grant or settlement of an award, and the timing thereof, may be subject to such performance conditions (including subjective individual goals) as may be specified by the plan administrator. In addition, the stock plan authorizes specific performance awards to “covered employees,” which represent a conditional right to receive cash, shares of our common stock or other awards upon achievement of certain pre-established performance goals and subjective individual goals during a specified fiscal year. These performance awards are intended to qualify as “performance based” compensation not subject to the limitation on tax deductibility under Section 162(m) of the Code. For purposes of Section 162(m) of the Code, the term “covered employee” means our chief executive officer and our four highest compensated officers as of the end of a taxable year as disclosed in our filings with the SEC. If and to the extent required under Section 162(m) of the Code, any power or authority relating to a performance award intended to qualify under Section 162(m) of the Code is to be exercised by a committee of our board of directors, not our board of directors.

     Subject to the requirements of the stock plan, the plan administrator will determine performance award terms, including the required levels of performance with respect to specified business criteria, the corresponding amounts payable upon achievement of such levels of performance, termination and forfeiture provisions and the form of settlement. Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m) of the Code and regulations thereunder including the requirement that the level or levels of performance targeted result in the achievement of performance goals being “substantially uncertain.” One or more of the following business criteria for us, on a consolidated basis, or for our affiliates, or for our business or geographical units or those of our affiliates (except with respect to the total stockholder return and earnings per share criteria), shall be used by the committee administering the performance awards in establishing performance goals for such awards: (1) earnings per share; (2) revenues or margins; (3) cash flow; (4) operating margin; (5) return on net assets, investment, capital, or equity; (6) economic value added; (7) direct contribution; (8) net income; pretax earnings; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items; operating income; income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any of our ongoing bonus plans; (9) working capital; (10) management of fixed costs or variable costs; (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (12) total stockholder return; and (13) debt reduction. Any of the above goals may be determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of companies that are comparable to us. The committee shall exclude the impact of an event or occurrence which the committee determines should appropriately be excluded, including without limitation (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (ii) an event either not directly related to the operations of the Company or not within the reasonable control of the our management, or (iii) a change in accounting standards required by generally accepted accounting principles.

     Our board of directors may amend, alter, suspend, discontinue, or terminate the 2005 Incentive Compensation Plan or any committee’s authority to grant awards without stockholder approval, except stockholder approval may be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which shares of our common stock are then listed or quoted. Our 2005 Incentive Compensation Plan will terminate on the earliest of (i) termination by our board of directors, (ii) at such time as no shares of common stock remain available for issuance under the plan and our company has no further rights or obligations with respect to outstanding awards under the plan or (iii) ten years from the last date our board of directors has increased the shares reserved under the plan, subject to receiving stockholder approval of such increase.

     Non-employee directors will receive an automatic grant of options to acquire 25,000 shares of our common stock on the date of their first appointment or election to our Board of Directors. Our non-employee directors also will receive an automatic grant of options to purchase 25,000 shares of our common stock for service on the Board of Directors and 15,000 shares of our common stock for each committee of the board on which the director serves at the time of the meeting of our Board of Directors held immediately following each annual meeting of stockholders. Each such grant shall be made with an exercise price equal to the fair market value of our common stock on the grant date.

Federal Income Tax Consequences

     Incentive Stock Options. Options to be granted under the 2005 Incentive Compensation Plan may qualify as incentive stock options under Section 422 of the Code. There is no taxable income to an employee when an incentive stock option is granted to him or her or when that option is exercised. However, the amount by which the fair market value of the shares at the time of exercise exceeds the exercise price generally is treated as an item of preference in computing the alternate minimum taxable income of the optionholder. If an optionholder exercises an incentive stock option and does not dispose of the shares within either two years after the date of the grant of the option or one year of the date the shares were transferred to the optionholder, any gain realized upon disposition will be taxable to the optionholder as a capital gain. If the optionholder does not satisfy the applicable holding periods, however, the difference between the exercise price and the fair market value of the shares on the date of exercise of the option will be taxed as ordinary income, and the balance of the gain, if any, will be taxed as capital gain. If the shares are disposed of before the expiration of the one-year and two-year periods and the amount realized is less than the fair market value of the shares at the date of exercise, the employee’s ordinary income is limited to the amount realized less the exercise price paid. We will be entitled to a tax deduction only to the extent the optionholder has ordinary income upon the sale or other disposition of the shares received when the option is exercised and we properly report such income.

     Nonqualified Stock Options. Generally, there is no taxation upon the grant of a nonqualified stock option. On exercise, an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the stock over the exercise price. If the optionee is our employee or an employee of an affiliate, that income will be subject to withholding tax. The optionee’s tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and his capital gain holding period for those shares will begin on that date.Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the optionee.

     Stock Awards. Generally, the recipient of a stock award will recognize ordinary compensation income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days of his or her receipt of the stock award, to recognize ordinary compensation income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient in exchange for the stock. The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired as stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.

     Stock Appreciation Rights. We may grant stock appreciation rights separate from any other award, which we refer to as stand-alone stock appreciation rights, or in tandem with options, which we refer to as tandem stock appreciation rights, under the stock plan. With respect to stand-alone stock appreciation rights, if the recipient receives the appreciation inherent in the stock appreciation rights in cash, the cash will be taxable as ordinary compensation income to the recipient at the time that the cash is received. If the recipient receives the appreciation inherent in the stock appreciation rights in shares of stock, the recipient will recognize ordinary compensation income equal to the excess of the fair market value of the stock on the day it is received over any amounts paid by the recipient for the stock. With respect to tandem stock appreciation rights, if the recipient elects to surrender the underlying option in exchange for cash or shares of stock equal to the appreciation inherent in the underlying option, the tax consequences to the recipient will be the same as discussed above relating to the stand-alone stock appreciation rights. If the recipient elects to exercise the underlying option, the holder will be taxed at the time of exercise as if he or she had exercised a nonqualified stock option (discussed above). Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.

     Dividend Equivalents and Cash Awards. Generally, all dividend equivalents and cash awards granted are treated as compensation income to the recipient when the cash payment is made pursuant to the award and, to the extent the recipient is an employee, such income is subject to withholding. Such cash payment also results in a federal income tax deduction for our company.

     Section 162 Limitations. Section 162(m) denies a deduction to any publicly held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation to such covered employee exceeds $1 million. It is possible that compensation attributable to stock awards, when combined with all other types of compensation received by a covered employee from us, may cause this limitation to be exceeded in any particular year. For purposes of Section 162(m), the term “covered employee” means our chief executive officer and our four highest compensated officers as of the end of a taxable year as disclosed in our filings with the SEC.

     Certain kinds of compensation, including qualified “performance-based” compensation, are disregarded for purposes of the Section 162(m) deduction limitation. In accordance with Treasury regulations issued under Section 162(m), compensation attributable to certain stock awards will qualify as performance-based compensation if the award is granted by a committee of the board of directors comprised solely of “outside directors” and the stock award is granted (or exercisable) only upon the achievement (as certified in writing by the committee) of an objective performance goal established in writing by the committee while the outcome is substantially uncertain, and the material terms of the plan under which the award is granted is approved by stockholders. A stock option or stock appreciation right may be considered “performance-based” compensation as described in previous sentence or by meeting the following requirements: the incentive compensation plan contains a per-employee limitation on the number of shares for which stock options and stock appreciation rights may be granted during a specified period, the material terms of the plan are approved by the stockholders, and the exercise price of the option or right is no less than the fair market value of the stock on the date of grant.

     The regulations under Section 162(m) require that the directors who serve as members of the committee must be “outside directors.” The stock plan provides that directors serving on the committee must be “outside directors” within the meaning of Section 162(m). This limitation would exclude from the committee directors who are (i) our current employees or those of one of our affiliates, (ii) our former employees or those of one of our affiliates who is receiving compensation for past services (other than benefits under a tax-qualified pension stock plan), (iii) our current and former officers or those of one of our affiliates, (iv) directors currently receiving direct or indirect remuneration from us or one of our affiliates in any capacity other than as a director, and (v) any other person who is not otherwise considered an “outside director” for purposes of Section 162(m). The definition of an “outside director” under Section 162(m) is generally narrower than the definition of a “non-employee director” under Rule 16b-3 of the Exchange Act

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

     Effective November 3, 2004, we dismissed Pannell Kerr Forster of Texas, P.C. (“PKF”) as our independent auditor. The audit reports of PKF on our consolidated financial statements as of and for the years ended December 31, 2003 did not contain any adverse opinion or disclaimer of opinion, and were not modified as to audit scope or accounting principles except that the audit report of PKF accompanying our audited consolidated financial statements as of December 31, 2003 and 2002 was modified as to our ability to continue as a going concern. Our Board of Directors and Audit Committee participated in and approved the decision to change independent auditor. In connection with the audits for the fiscal years ended December 31, 2003 and 2002 and the subsequent interim period from December 31, 2003 through and including November 3, 2004, there were no disagreements with PKF on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PKF would have caused them to make reference to such disagreement in their report on the financial statements for those years. During the fiscal years ended December 31, 2003 and 2002 and the subsequent interim period from December 31, 2003 through and including November 3, 2004, there were no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)). We requested a letter from PKF stating whether or not it agreed with the above statements. A copy of such letter from PKF dated November 3, 2003 was filed as an exhibit to our Current Report on Form 8-K filed with the SEC on or about November 4, 2004.

     We engaged Epstein, Weber & Conover, PLC, an independent registered public accounting firm, as our new independent auditor as of November 4, 2004. During the fiscal years ended December 31, 2003 and 2002 and the subsequent interim period from December 31, 2003 through and including November 3, 2004, we had not consulted with Epstein, Weber & Conover, PLC regarding (1) the application of accounting principles to a specified transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on our financial statements, and in no case was a written report provided to us nor was oral advice provided that we concluded was an important factor in reaching a decision as to an accounting, auditing, or financial reporting issue; or (3) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

     Our Audit Committee has appointed Epstein, Weber & Conover, PLC, an independent registered public accounting firm, to audit the consolidated financial statements of our company for the fiscal year ending December 31, 2005 and recommends that stockholders vote in favor of the ratification of such appointment. In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection. We anticipate that representatives of Epstein, Weber & Conover, PLC will be present at the meeting, will have the opportunity to make a statement if they desire, and will be available to respond to appropriate questions.

     The Audit Committee has considered whether the provision of non-audit services by Epstein, Weber & Conover, PLC is compatible with maintaining Epstein, Weber & Conover, PLC’s independence.

Fees

     The aggregate fees billed to our company by Epstein, Weber & Conover, PLC, and PKF for the fiscal years ended June 26, 2004 and June 28, 2003, respectively are as follows:

	2004	2003
Audit fees	$65,000	$131,918
Audit-related fees	$12,500	$—
Tax fees	$—	$6,445
All other fees	$63,607	$113,609

Audit Committee Pre-Approval Policies

     The charter of our Audit Committee provides that the duties and responsibilities of our Audit Committee include the pre-approval of all audit, audit-related, tax, and other services permitted by law or applicable SEC regulations (including fee and cost ranges) to be performed by our independent auditor. Any pre-approved services that will involve fees or costs exceeding pre-approved levels will also require specific pre-approval by the Audit Committee. Unless otherwise specified by the Audit Committee in pre-approving a service, the pre-approval will be effective for the 12-month period following pre-approval. The Audit Committee will not approve any non-audit services prohibited by applicable SEC regulations or any services in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported by the Internal Revenue Code and related regulations.

     To the extent deemed appropriate, the Audit Committee may delegate pre-approval authority to the Chairman of the Audit Committee or any one or more other members of the Audit Committee provided that any member of the Audit Committee who has exercised any such delegation must report any such pre-approval decision to the Audit Committee at its next scheduled meeting. The Audit Committee will not delegate to management the pre-approval of services to be performed by the independent auditor.

     Our Audit Committee requires that our independent auditor, in conjunction with our Chief Financial Officer, be responsible for seeking pre-approval for providing services to us and that any request for pre-approval must inform the Audit Committee about each service to be provided and must provide detail as to the particular service to be provided.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Stockholder proposals that are intended to be presented by stockholders at the annual meeting of stockholders for the fiscal year ending December 31, 2006 must be received by us no later than February 16, 2006, in order to be included in the proxy statement and form of proxy relating to such meeting.

     Pursuant to Rule 14a-4 under the Exchange Act, we intend to retain discretionary authority to vote proxies with respect to stockholder proposals for which the proponent does not seek to have us include the proposed matter in the proxy statement for the annual meeting to be held during calendar 2006, except in circumstances where (1) we receive notice of the proposed matter no later than May 2, 2006, and (2) the proponent complies with the other requirements set forth in Rule 14a-4.

OTHER MATTERS

     We know of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as our Board of Directors may recommend.

Dated: June 22, 2005

Appendix A

VITAL LIVING, INC. (the “Company”)

AUDIT COMMITTEE CHARTER

Purpose

The purpose of the Audit Committee (the “Committee”) shall be as follows:

1.	To oversee the accounting and financial reporting processes of the Company and audits of the financial statements of the Company.

2.	To provide assistance to the Board of Directors with respect to its oversight of the following:

(a)	The integrity of the Company’s financial statements.

(b)	The Company’s compliance with legal and regulatory requirements.

(c)	The independent auditor’s qualifications and independence.

(d)	The performance of the Company’s internal audit function, if any, and independent auditor.

3.	To prepare the report that SEC rules require be included in the Company’s annual proxy statement.

Composition

     The Committee shall consist of three or more members of the Board of Directors, each of whom is determined by the Board of Directors to be “independent” under the rules of the NASDAQ Stock Market and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934 and each of whom must not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company during the previous three-year period.

     Under exceptional and limited circumstances, however, one director who is not independent as defined in the rules and regulations of the NASDAQ Stock Market may serve as a member of the Committee, subject to the following:

•	the director, other than in his or her capacity as a member of the Committee, the Board of Directors, or any other Board committee, does not accept any consulting, advisory, or other compensatory fee from the Company and is not an affiliated person of the Company or any subsidiary of the Company;

•	the director is not a current officer or employee of the Company or a family member of such officer or employee;

•	the Board determines, under exceptional and limited circumstances, that membership by the individual on the Committee is required by the best interests of the Company and its shareholders;

•	the Company discloses in the next annual proxy statement subsequent to such determination (or the Form 10-K if an annual proxy statement is not filed), the nature of the relationship and the reasons for that determination;

•	no such person may serve as the Chairman of the Committee; and

•	no such person may serve on the Committee for more than two years.

     No member of the Committee shall receive directly or indirectly any consulting, advisory, or other compensatory fees from the Company other than (1) director’s fees for service as a director of the Company, including reasonable compensation for serving on Board committees and regular benefits that other directors receive; and (2) a pension or similar compensation for past performance, provided that such compensation is not conditioned on continued or future service to the Company. In addition, no member of the Committee may be an affiliate of the Company or any subsidiary of the Company whether by being an officer or owning more than 10 percent of the Company’s voting securities.

Qualifications

     All members of the Committee shall be able to read and understand fundamental financial statements (including a company’s balance sheet, income statement, and cash flow statement) and at least one member either must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background that results in the member’s financial sophistication (including being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities) or be an “audit committee financial expert” under the requirements of the SEC. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or by an outside organization.

Appointment and Removal

     The members of the Committee shall be appointed by the Board of Directors. A member shall serve until such member’s successor is duly elected and qualified or until such member’s earlier resignation or removal. The members of the Committee may be removed, with or without cause, by a majority vote of the Board of Directors.

Chairman

     Unless a Chairman is elected by the full Board of Directors, the members of the Committee shall designate a Chairman by the majority vote of the full Committee membership. The Chairman will chair all regular sessions of the Committee and set the agendas for Committee meetings.

Delegation to Subcommittees

     In fulfilling its responsibilities, the Committee shall be entitled to delegate any or all of its responsibilities to a subcommittee of the Committee.

Meetings

     The Committee shall meet as frequently as circumstances dictate. The Chairman of the Committee or a majority of the members of the Committee may call meetings of the Committee. Any one or more of the members of the Committee may participate in a meeting of the Committee by means of conference call or similar communication device by means of which all persons participating in the meeting can hear each other.

     All non-management directors who are not members of the Committee may attend meetings of the Committee, but may not vote. In addition, the Committee may invite to its meetings any director, member of management of the Company, and such other persons as it deems appropriate in order to carry out its responsibilities. The Committee may also exclude from its meetings any persons it deems appropriate.

     As part of its goal to foster open communication, the Committee shall periodically meet separately with each of management, the director of the internal auditing department, if any, and the independent auditor to discuss any matters that the Committee, the independent auditor, or the internal auditor, if any, believe would be appropriate to discuss privately. In addition, the Committee should meet with the independent auditor and management periodically to review the Company’s financial statements in a manner consistent with that outlined in this Charter.

Duties and Responsibilities

     The Committee shall carry out the duties and responsibilities set forth below. These functions should serve as a guide with the understanding that the Committee may determine to carry out additional functions and adopt additional policies and procedures as may be appropriate in light of changing business, legislative, regulatory, legal, or other conditions. The Committee shall also carry out any other duties and responsibilities delegated to it by the Board of Directors from time to time related to the purposes of the Committee outlined in this Charter. The Committee may perform any functions it deems appropriate under applicable law, rules, or regulations, the Company’s by-laws, and the resolutions or other directives of the Board, including review of any certification required to be reviewed in accordance with applicable law or regulations of the SEC.

     In discharging its oversight role, the Committee is empowered to study or investigate any matter of interest or concern that the Committee deems appropriate. In this regard and as it otherwise deems appropriate, the Committee shall have the authority, without seeking Board approval, to engage and obtain advice and assistance from outside legal and other advisors as it deems necessary to carry out its duties. The Committee also shall have the authority to receive appropriate funding, as determined by the Committee, in its capacity as a committee of the Board of Directors, from the Company for the payment of compensation to any accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Company; to compensate any outside legal or other advisors engaged by the Committee; and to pay the ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

     The Committee shall be given full access to the Company’s internal auditor, if any, Board of Directors, corporate executives, and independent auditor as necessary to carry out these responsibilities. While acting within the scope of its stated purpose, the Committee shall have all the authority of the Board of Directors, except as otherwise limited by applicable law.

     Notwithstanding the foregoing, the Committee is not responsible for certifying the Company’s financial statements or guaranteeing the independent auditor’s report. The fundamental responsibility for the Company’s financial statements and disclosures rests with management and the independent auditor. It also is the job of the Chief Executive Officer and senior management, rather than that of the Committee, to assess and manage the Company’s exposure to risk.

Documents/Reports Review

1.	Discuss with management and the independent auditor, prior to public dissemination, the Company’s annual audited financial statements and quarterly financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and discuss with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61.

2.	Discuss with management and the independent auditor, prior to the Company’s filing of any quarterly or annual report, (a) whether any significant deficiencies in the design or operation of internal control over financial reporting exist that could adversely affect the Company’s ability to record, process, summarize, and report financial data; (b) the existence of any material weaknesses in the Company’s internal control over financial reporting; and (c) the existence of any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting.

3.	Discuss with management and the independent auditor the Company’s earnings press releases (paying particular attention to the use of any “pro forma” or “adjusted” non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies.

4.	Discuss with management and the independent auditor the Company’s major financial risk exposures, the guidelines and policies by which risk assessment and management is undertaken, and the steps management has taken to monitor and control risk exposure.

Independent Auditors

5.	Appoint, retain, compensate, evaluate, and terminate any accounting firm engaged by the Company for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Company and, in its sole authority, approve all audit engagement fees and terms as well as all non-audit engagements with the accounting firm.

6.	Oversee the work of any accounting firm engaged by the Company for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Company, including resolving any disagreements between management and the independent auditor regarding financial reporting.

7.	Pre-approve, or adopt procedures to pre-approve, all audit, audit related, tax, and other services permitted by law or applicable SEC regulations (including fee and cost ranges) to be performed by the independent auditor. Any pre-approved services that will involve fees or costs exceeding pre-approved levels will also require specific pre-approval by the Committee. Unless otherwise specified by the Committee in pre-approving a service, the pre-approval will be effective for the 12-month period following pre-approval. The Committee will not approve any non-audit services prohibited by applicable SEC regulations or any services in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported by the Internal Revenue Code and related regulations.

8.	To the extent it deems it appropriate, delegate pre-approval authority to the Chairman of the Committee or any one or more other members of the Committee provided that any member of the Committee who has exercised such delegation must report any such pre-approval decisions to the Committee at its next scheduled meeting. The Committee will not delegate the pre-approval of services to be performed by the independent auditor to management.

9.	Require that the independent auditor, in conjunction with the Chief Financial Officer, be responsible for seeking pre-approval for providing services to the Company and that any request for pre-approval must inform the Committee about each service to be provided and must provide detail as to the particular service to be provided.

10.	Inform each accounting firm engaged for the purpose of preparing or issuing an audit report or to perform audit, review, or attest services for the Company that such firm shall report directly to the Committee.

11.	Review, at least annually, the qualifications, performance, and independence of the independent auditor. In conducting its review and evaluation, the Committee should do the following:

(a)	At least annually, obtain and review a report by the Company’s independent auditor describing (i) the auditing firm’s internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues; and (iii) all relationships between the independent auditor and the Company.

(b)	Ensure the rotation of the lead (or coordinating) audit partner at least every five years, and consider whether there should be regular rotation of the audit firm itself.

(c)	Confirm with the independent auditor that the lead (or coordinating) audit partner, the concurring (or reviewing) audit partner, and each other active audit engagement team partner satisfies the rotation requirements of Rule 2-01(c)(6) of Regulations S-X.

(d)	Take into account the opinions of management and the Company’s internal auditors (or other personnel responsible for the internal audit function).

Financial Reporting Process

12.	In consultation with the independent auditor, management, and the internal auditor, if any, review the integrity of the Company’s financial reporting processes, both internal and external. In that connection, the Committee should obtain and discuss with management and the independent auditor reports from management and the independent auditor regarding (a) all critical accounting policies and practices to be used by the Company and the related disclosure of those critical accounting policies under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”; (b) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including all alternative treatments of financial information within generally accepted accounting principles that have been discussed with the Company’s management, the ramifications of the use of the alternative disclosures and treatments, and the treatment preferred by the independent auditor; (c) all alternative treatments of financial statements within generally accepted accounting principals that have been discussed with the Company’s management, the ramifications of the use of alternative disclosures and treatments, and the treatment preferred by the independent auditor; (d) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles; (e) major issues as to the adequacy of the Company’s internal controls and any specific audit steps adopted in light of material control deficiencies; (f) issues with respect to the design and effectiveness of the Company’s disclosure controls and procedures, management’s evaluation of those controls and procedures, and any issues relating to such controls and procedures during the most recent reporting period; (g) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures on the financial statements of the Company; (h) any significant matters arising from any audit, including audit problems and difficulties, whether raised by management, the internal auditor, if any, and the independent auditor, relating to the Company’s financial statements; and (i) any other material written communications between the independent auditor and the Company’s management, including any “management” letter or schedule of unadjusted differences.

13.	Review periodically the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

14.	Review with the independent auditor any audit problems or difficulties encountered and management’s response thereto. In this regard, the Committee will regularly review with the independent auditor (a) any audit problems or other difficulties encountered by the auditor in the course of the audit work, including any restrictions on the scope of the independent auditor’s activities or on access to requested information, and any significant disagreements with management and (b) management’s responses to such matters. Without excluding other possibilities, the Committee may review with the independent auditor (i) any accounting adjustments that were noted or proposed by the auditor but were “passed” (as immaterial or otherwise), (ii) any communications between the audit team and the audit firm’s national office respecting auditing or accounting issues presented by the engagement, and (iii) any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditor to the Company.

15.	Obtain from the independent auditor assurance that the audit of the Company’s financial statements was conducted in a manner consistent with Section 10A of the Securities Exchange Act of 1934, which sets forth procedures to be followed in any audit of financial statements required under the Securities Exchange Act of 1934.

16.	Discuss the scope of the annual audit and review the form of the opinion the independent auditor proposes to issue.

17.	Review and discuss with management and the independent auditor the responsibilities, budget, and staffing of the Company’s internal audit function, if any.

Legal Compliance/General

18.	Review periodically, with the Company’s counsel, any legal matter that could have a significant impact on the Company’s financial statements.

19.	Discuss with management and the independent auditor the Company’s guidelines and policies with respect to risk assessment and risk management. The Committee will discuss the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

20.	Set clear hiring policies for employees or former employees of the independent auditor. At a minimum, these policies will provide that any public accounting firm may not provide audit services to the Company if the Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, Controller, or any person serving in an equivalent position for the Company was employed by the audit firm and participated in any capacity in the audit of the Company within one year of the initiation of the current audit.

21.	Establish procedures for (a) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

22.	Unless specifically delegated by the Board of Directors to the Compensation Committee of the Board of Directors, review and approve all related party transactions (as specified in Item 404 of Regulation S-K) and review and make recommendations to the full Board of Directors, or approve, any contracts or other transactions with current or former executive officers of the Company, including consulting arrangements, employment agreements, change-in-control agreements, termination arrangements, and loans to employees made or guaranteed by the Company.

23.	Review and reassess the adequacy of this Charter on an annual basis and recommend any changes to the Board of Directors.

Reports

24.	Prepare all reports required to be included in the Company’s proxy statement, pursuant to and in accordance with applicable rules and regulations of the SEC.

25.	Report regularly to the full Board of Directors. In this regard, the Committee will review with the full board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditor, and the performance of the internal audit function, if any.

26.	The Committee shall provide such recommendations as the Committee may deem appropriate. The report to the Board of Directors may take the form of an oral report by the Chairman or any other member of the Committee designated by the Committee to make such report.

27.	Maintain minutes or other records of meetings and activities of the Committee.

Limitation of Audit Committee’s Role

     With respect to the foregoing responsibilities and processes, the Committee recognizes that the Company’s financial management, including the internal audit staff, if any, as well as the independent auditor have more time, knowledge, and detailed information regarding the Company than do Committee members. Consequently, in discharging its oversight responsibilities, the Committee will not provide or be deemed to provide any expertise or special assurance as to the Company’s financial statements or any professional certification as to the independent auditors’ work.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor. It also is not the duty of the Committee to conduct investigations or to assure compliance with laws and regulations and the Company’s internal policies and procedures.

Appendix B

Vital Living, Inc.

2005 Incentive Compensation Plan

Vital Living, Inc.

2005 Incentive Compensation Plan

      1. Purpose. The purpose of this 2005 Incentive Compensation Plan (the “Plan”) is to assist Vital Living, Inc., a Nevada corporation (the “Company”) and its Related Entities in attracting, motivating, retaining and rewarding high-quality Employees, officers, Directors and Consultants by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the interests between such persons and the Company’s stockholders, and providing such persons with annual and long-term performance incentives to expend their maximum efforts in the creation of stockholder value. The Plan is intended to qualify certain compensation awarded under the Plan for tax deductibility under Section 162(m) of the Code (as hereafter defined) to the extent deemed appropriate by the Committee (or any successor committee) of the Board.

      2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof.

          (a) “Applicable Laws” means the requirements relating to the administration of equity compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, the rules and regulations of any stock exchange upon which the Common Stock is listed and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

          (b) “Award” means any award granted pursuant to the terms of this Plan including, an Option, Stock Appreciation Right, Restricted Stock, Stock Units, Stock granted as a bonus or in lieu of another award, Dividend Equivalent, Other Stock-Based Award or Performance Award, together with any other right or interest, granted to a Participant under the Plan.

          (c) “Beneficiary” means the person, persons, trust or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant’s death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(b) hereof. If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

          (d) “Board” means the Company’s Board of Directors.

          (e) “Cause” shall, with respect to any Participant, have the equivalent meaning (or the same meaning as “cause” or “for cause”) set forth in any employment agreement between the Participant and the Company or a Related Entity or, in the absence of any such agreement, such term shall mean (i) the failure by the Participant to perform his or her duties as assigned by the Company (or a Related Entity) in a reasonable manner, (ii) any violation or breach by the Participant of his or her employment agreement with the Company (or a Related Entity), if any, (iii) any violation or breach by the Participant of his or her confidential information and invention assignment agreement with the Company (or a Related Entity), if any, (iv) any act by the Participant of dishonesty or bad faith with respect to the Company (or a Related Entity), (v) any material violation or breach by the Participant of the Company’s or a Related Entity’s policy for employee conduct, if any, (vi) any act by the Participant of dishonesty or bad faith with respect to the Company (or a Related Entity), (vii) use of alcohol, drugs or other similar substances affecting the Participant’s work performance, or (viii) the commission by the Participant of any act, misdemeanor, or crime reflecting unfavorably upon the Participant or the Company. The good faith determination by the Committee of whether the Participant’s Continuous Service was terminated by the Company for “Cause” shall be final and binding for all purposes hereunder.

          (f) “Change in Control” means and shall be deemed to have occurred on the earliest of the following dates:

               (i) the date on which any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) obtains “beneficial ownership” (as defined in Rule 13d-3 of the Exchange Act) or a pecuniary interest in more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities (“Voting Stock”);

               (ii) the consummation of a merger, consolidation, reorganization or similar transaction other than a transaction: (1) (a) in which substantially all of the holders of Company’s Voting Stock hold or receive directly or indirectly fifty percent (50%) or more of the voting stock of the resulting entity or a parent company thereof, in substantially the same proportions as their ownership of the Company immediately prior to the transaction; or (2) in which the holders of Company’s capital stock immediately before such transaction will, immediately after such transaction, hold as a group on a fully diluted basis the ability to elect at least a majority of the directors of the surviving corporation (or a parent company);

               (iii) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale, lease, license or other disposition; or

               (iv) individuals who, on the date this Plan is adopted by the Board, are Directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Directors; provided, however, that if the appointment or election (or nomination for election) of any new Director was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

     For purposes of determining whether a Change in Control has occurred, a transaction includes all transactions in a series of related transactions, and terms used in this definition but not defined are used as defined in the Plan. The term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.

     Notwithstanding the foregoing or any other provision of this Plan, the definition of Change in Control (or any analogous term) in an individual written agreement between the Company and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement (it being understood, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply to any Award).

          (g) “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

          (h) “Committee” means a committee designated by the Board to administer the Plan with respect to at least a group of Employees, Directors or Consultants.

          (i) “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

          (j) “Continuous Service” means uninterrupted provision of services to the Company as an Employee, a Director, or a Consultant. Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entities, or any successor entities, as either an Employee, a Director, or a Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity as either an Employee, a Director, or a Consultant (except as otherwise provided in the Option Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

          (k) “Corporate Transaction” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

               (i) a sale, lease, exclusive license or other disposition of all or substantially all, as determined by the Board in its discretion, of the consolidated assets of the Company and its Subsidiaries;

               (ii) a sale or other disposition of more than twenty percent (20%) of the outstanding securities of the Company; or

               (iii) a merger, consolidation, reorganization or similar transaction, whether or not the Company is the surviving corporation.

          (l) “Covered Employee” means an Eligible Person who is designated by the Committee as likely to be a “covered employee” within the meaning of Section 162(m) of the Code and the regulations thereunder.

          (m) “Deferred Stock” means a right, granted to a Participant pursuant to Section 6(e) hereof, to receive Shares, cash or a combination thereof at the end of a specified period of time.

          (n) “Director” means a member of the Board or the board of directors of any Related Entity.

          (o) “Disability” means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee.

          (p) “Dividend Equivalent” means a right, granted to a Participant under Section 6(g) hereof, to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments.

          (q) “Effective Date” means the effective date of this Plan, which shall be the date this Plan is adopted by the Board, subject to the approval of the stockholders of the Company.

          (r) “Eligible Person” means all Employees (including officers), Directors and Consultants of the Company or of any Related Entity. The foregoing notwithstanding, only employees of the Company, the Parent, or any Subsidiary shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An Employee on leave of absence may be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the Plan.

          (s) “Employee” means any person, including an officer or Director, who is an employee of the Company or any Related Entity. The Payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

          (t) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

          (u) “Fair Market Value” means the fair market value of Stock, Awards or other property as determined by the Plan Administrator, or under procedures established by the Plan Administrator. Unless otherwise determined by the Plan Administrator, the Fair Market Value of Stock as of any given date, on which the Stock is publicly traded on a stock exchange or market, shall be the closing sale price per share reported on a consolidated basis for stock listed on the principal stock exchange or market on which Stock is traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported.

          (v) “Good Reason” shall, with respect to any Participant, have the equivalent meaning (or the same meaning as “good reason” or “for good reason”) set forth in any employment agreement between the Participant and the Company or a Related Entity or, in the absence of any such agreement, such term shall mean (i) the assignment to the Participant of any duties inconsistent in any respect with the Participant’s position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as assigned by the Company (or a Related Entity), or any other action by the Company (or a Related Entity) which results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company (or a Related Entity) promptly after receipt of notice thereof given by the Participant; (ii) any failure by the Company (or a Related Entity) to comply with its obligations to the Participant as agreed upon, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company (or a Related Entity) promptly after receipt of notice thereof given by the Participant; (iii) the Company’s (or Related Entity’s) requiring the Participant to be based at any office or location more than fifty miles from the location of employment as of the date of Award, except for travel reasonably required in the performance of the Participant’s responsibilities; (iv) any purported termination by the Company (or a Related Entity) of the Participant’s Continuous Service otherwise than for Cause as defined in Section 2(f), or by reason of the Participant’s Disability as defined in Section 2(o), prior to the Expiration Date; or (v) any reduction in the Participant’s base salary.

          (w) “Incentive Stock Option” means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

          (x) “Non-Employee Director” means a Director of the Company who is not an Employee.

          (y) “Non-Qualified Stock Option” means any Option that does not qualify as an Incentive Stock Option or is designated as a non-qualified stock option.

          (z) “Option” means a right granted to a Participant under Section 6(b) hereof, to purchase Stock or other Awards at a specified price during specified time periods.

          (aa) “Other Stock-Based Awards” means Awards granted to a Participant pursuant to Section 6(h) hereof.

          (bb) “Parent” means any corporation (other than the Company), whether now or hereafter existing, in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing fifty percent (50%) or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

          (cc) “Participant” means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

          (dd) “Performance Award” means a right, granted to an Eligible Person under Section 7 hereof, to receive Awards based upon performance criteria specified by the Plan Administrator that will qualify as “performance-based” awards under Section 162(m) of the Code.

          (ee) “Person” has the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a “group” as defined in Section 12(d) thereof.

          (ff) “Plan Administrator” means the Board or any Committee delegated by the Board to administer the Plan.

          (gg) “Related Entity” means any Parent, Subsidiary and any business, corporation, partnership, limited liability company or other entity in which the Company, a Parent or a Subsidiary, directly or indirectly, holds a substantial ownership interest.

          (hh) “Restricted Stock” means Stock granted to a Participant under Section 6(d) hereof, that is subject to certain restrictions and to a risk of forfeiture.

          (ii) “Rule 16b-3” and “Rule 16a-1(c)(3)” means Rule 16b-3 and Rule 16a-1(c)(3), as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

          (jj) “Shares” means the shares of the Company’s Common Stock, and the shares of such other securities as may be substituted (or resubstituted) for Stock pursuant to Section 10(c) hereof.

          (kk) “Stock” means the Company’s Common Stock, and such other securities as may be substituted (or resubstituted) for the Company’s Common Stock pursuant to Section 10(c) hereof.

          (ll) “Stock Appreciation Right” means a right granted to a Participant pursuant to Section 6(c) hereof.

          (mm) “Subsidiary” means any corporation (other than the Company), whether now or hereafter existing, in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     3. Administration.

          (a) Administration by Board. The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in Section 3(c).

          (b) Powers of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

               (i) To determine from time to time which of the persons eligible under the Plan shall be granted Awards; when and how each Award shall be granted; what type or combination of types of Award shall be granted; the provisions of each Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Shares pursuant to an Award; and the number of Shares with respect to which an Award shall be granted to each such person.

               (ii) To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

               (iii) To amend the Plan or an Award as provided in Section 10(e).

               (iv) To terminate or suspend the Plan as provided in Section 10(e).

               (v) Generally, to exercise such powers and to perform such acts as the Board deems necessary or appropriate to promote the best interests of the Company and that are not in conflict with the provisions of the Plan.

          (c) Delegation to Committee.

               (i) General. The Board may delegate administration of the Plan to a committee or committees of one (1) or more persons. To the extent required by Applicable Laws, such committee shall be composed (A) of Directors and (B) of the minimum number of persons required by Applicable Laws. The term “Committee” shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

               (ii) Section 162(m) and Rule 16b-3 Compliance. In the discretion of the Board, the Committee may consist solely of two or more “Outside Directors”, in accordance with Section 162(m) of the Code, and/or solely of two or more “Non-Employee Directors”, in accordance with Rule 16b-3. In addition, the Board or the Committee may delegate to a committee of two or more members of the Board the authority to grant Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Award, (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code, or (c) not then subject to Section 16 of the Exchange Act.

          (d) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

          (e) Arbitration. Any dispute or claim concerning any Award granted (or not granted) pursuant to the Plan or any disputes or claims relating to or arising out of the Plan shall be fully, finally and exclusively resolved by binding and confidential arbitration conducted pursuant to the rules of Judicial Arbitration and Mediation Services, Inc. (“JAMS”) in Phoenix, Arizona. The Company shall pay all arbitration fees. In addition to any other relief, the arbitrator may award to the prevailing party recovery of its attorneys’ fees and costs. By accepting an Award, the Participant and the Company waive their respective rights to have any such disputes or claims tried by a judge or jury.

          (f) Limitation of Liability. The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or Employee, the Company’s independent auditors, Consultants or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or Employee acting at the direction or on behalf of the Plan Administrator, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

      4. Stock Subject to Plan.

          (a) Limitation on Overall Number of Shares Subject to Awards. Subject to adjustment as provided in Section 11(c) hereof, the total number of Shares reserved and available for delivery in connection with Awards under the Plan shall be equal to the lesser of (i) fifteen percent (15%) of our outstanding Shares and (ii) Forty Million (40,000,000) Shares. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

          (b) Availability of Shares Not Delivered under Awards.

               (i) If any Shares subject to an Award are forfeited, expire or otherwise terminate without issuance of such Shares, or any Award is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, the Shares shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, again be available for Awards under the Plan, subject to Section 4(b)(iv) below.

               (ii) If any Shares issued pursuant to an Award are forfeited back to or repurchased by the Company, including, but not limited to, any repurchase or forfeiture caused by the failure to meet a contingency or condition required for the vesting of such shares, then the Shares not acquired under such Award shall revert to and again become available for issuance under the Plan, subject to Section 4(b)(iv) below.

               (iii) In the event that any Option or other Award granted hereunder is exercised through the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, or withholding tax liabilities arising from such Option or other Award are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then only the number of Shares issued net of the Shares tendered or withheld shall be counted for purposes of determining the maximum number of Shares available for grant under the Plan, subject to Section 4(b)(iv) below.

               (iv) Notwithstanding anything in this Section 4(b) to the contrary and solely for purposes of determining whether Shares are available for the grant of Incentive Stock Options, the maximum aggregate number of shares that may be granted under this Plan shall be determined without regard to any Shares restored pursuant to this Section 4(b) that, if taken into account, would cause the Plan, for purposes of the grant of Incentive Stock Options, to fail the requirement under Section 422 of the Code that the Plan designate a maximum aggregate number of shares that may be issued.

          (c) Application of Limitations. The limitation contained in this Section 4 shall apply not only to Awards that are settled by the delivery of Shares but also to Awards relating to Shares but settled only in cash (such as cash-only Stock Appreciation Rights). The Plan Administrator may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of Shares actually delivered differs from the number of shares previously counted in connection with an Award.

      5. Eligibility; Per-Person Award Limitations.

          (a) Eligibility. Awards may be granted under the Plan only to Eligible Persons.

          (b) Per-Person Award Limitations. In each fiscal year during any part of which the Plan is in effect, an Eligible Person may not be granted an Award under which more than 4,000,000 Shares could be received by the Participant, subject to adjustment as provided in Section 10(c). In addition, the maximum amount that may be earned as a Performance Award (payable in cash) or other Award (payable or settled in cash) by any one Participant shall be $4,000,000 for each year of the performance period.

      6. Terms of Awards.

          (a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Plan Administrator may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 11(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Plan Administrator shall determine, including terms requiring forfeiture of Awards in the event of termination of Continuous Service by the Participant and terms permitting a Participant to make elections relating to his or her Award. The Plan Administrator shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan.

          (b) Options. The Plan Administrator is authorized to grant Options to Participants on the following terms and conditions:

               (i) Option Agreement. Each grant of an Option shall be evidenced by an Option agreement. Such Option agreement shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Plan Administrator deems appropriate for inclusion in an Option agreement. The provisions of the various Option agreements entered into under the Plan need not be identical.

               (ii) Number of Shares. Each Option agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 11(c) hereof. The Option agreement shall also specify whether the Option is an Incentive Stock Option or a Non-Qualified Stock Option.

               (iii) Exercise Price.

                    (A) In General. Each Option agreement shall state the per Share price at which Shares subject to the Option may be purchased (the “Exercise Price”), which shall be, with respect to Incentive Stock Options, not less than 100% of the Fair Market Value of the Stock on the date of grant. In the case of Non-Qualified Stock Options, the Exercise Price shall be determined in the sole discretion of the Plan Administrator; provided, however, that notwithstanding any other provision of the Plan, any Non-Qualified Stock Option granted with an exercise price less than the per Share Fair Market Value on the date of grant shall be structured to avoid the imposition of any excise tax under Section 409A of the Code, unless otherwise specifically determined by the Plan Administrator.

                    (B) Ten Percent Stockholder. If a Participant owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any Related Entity, any Incentive Stock Option granted to such Participant must have an Exercise Price per share of at least one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the date of grant.

               (iv) Time and Method of Exercise. The Plan Administrator shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements). The Plan Administrator may also determine the time or times at which Options shall cease to be or become exercisable following termination of Continuous Service or upon other conditions. The Board or the Committee may determine the methods by which such exercise price may be paid or deemed to be paid (including, in the discretion of the Plan Administrator, a cashless exercise procedure), the form of such payment, including, without limitation, cash, Stock, other Awards or awards granted under other plans of the Company or a Related Entity, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis), and the methods by or forms in which Stock will be delivered or deemed to be delivered to Participants.

               (v) Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options (including any Stock Appreciation Rights in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code, unless the Participant has consented in writing to the change that will result in such disqualification. If and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

                    (1) the Option shall not be exercisable more than ten (10) years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any Parent Corporation and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant; and

                    (2) If the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company, its Parent or any Subsidiary are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then such Participant’s Incentive Stock Option(s) or portions thereof that exceed such $100,000 limit shall be treated as Non-Qualified Stock Options (in the reverse order in which they were granted, so that the last Incentive Stock Option will be the first treated as a Non-Qualified Stock Option). This paragraph shall only apply to the extent such limitation is applicable under the Code.

               (vi) Repurchase Rights. The Committee and the Board shall have the discretion to grant Options that are exercisable for unvested shares of Common Stock. Should the Participant’s Continuous Service cease while holding such unvested shares, the Company shall have the right to repurchase any or all of those unvested shares, at either (a) the exercise price paid per share, (b) the Fair Market Value or (c) the lower of the exercise price paid per share and the Fair Market Value. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

          (c) Stock Appreciation Rights. The Plan Administrator is authorized to grant Stock Appreciation Rights to Participants on the following terms and conditions, which terms and conditions shall be specified in a Stock Appreciation Rights agreement:

               (i) Right to Payment. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of stock on the date of exercise over (B) the grant price of the Stock Appreciation Right as determined by the Plan Administrator.

               (ii) Other Terms. The Plan Administrator shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Stock Appreciation Rights shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Participants, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right. Stock Appreciation Rights may be either freestanding or in tandem with other Awards. Notwithstanding any other provision of the Plan, unless otherwise exempt from Section 409A of the Code or otherwise specifically determined by the Plan Administrator, each Stock Appreciation Right shall be structured to avoid the imposition of any excise tax under Section 409A of the Code.

          (d) Restricted Stock. The Plan Administrator is authorized to grant Restricted Stock to Participants on the following terms and conditions, which terms and conditions shall be specified in a Restricted Stock agreement:

               (i) Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Plan Administrator may impose, or as otherwise provided in this Plan. The restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Plan Administrator may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Restricted Stock agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Plan Administrator). During the restricted period applicable to the Restricted Stock, subject to Section 11(b) below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

               (ii) Forfeiture. Except as otherwise determined by the Plan Administrator at the time of the grant of the Restricted Stock, upon termination of a Participant’s Continuous Service during the applicable vesting period, the Participant’s Restricted Stock that is at that time subject to vesting or other restrictions shall be forfeited and reacquired by the Company; provided that the Plan Administrator may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that vesting or forfeiture conditions relating to Restricted Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Plan Administrator may in other cases waive in whole or in part the forfeiture of Restricted Stock.

               (iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner, as the Plan Administrator shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Plan Administrator may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, that the certificates be kept with an escrow agent and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

               (iv) Dividends and Splits. As a condition to the grant of Restricted Stock, the Plan Administrator may require that any cash dividends paid on a Share of Restricted Stock be automatically reinvested in additional Shares of Restricted Stock or applied to the purchase of additional Awards under the Plan. Unless otherwise determined by the Plan Administrator, Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Shares or other property has been distributed.

          (e) Deferred Stock. The Plan Administrator is authorized to grant Deferred Stock to Participants, which are rights to receive Shares, cash, or a combination thereof at the end of a specified time period, subject to the following terms and conditions, which terms and conditions shall be specified in a Deferred Stock agreement:

               (i) Award and Restrictions. Satisfaction of a Deferred Stock award shall occur upon expiration of the time period specified for such Deferred Stock award by the Plan Administrator (or, if permitted by the Plan Administrator, as elected by the Participant). In addition, Deferred Stock shall be subject to such restrictions (which may include a risk of forfeiture) as the Plan Administrator may impose, if any, which restrictions may lapse at the expiration of the time period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Plan Administrator may determine. Deferred Stock may be satisfied by delivery of Shares, cash equal to the Fair Market Value of the specified number of Shares covered by the Deferred Stock, or a combination thereof, as determined by the Plan Administrator at the date of grant or thereafter. Prior to satisfaction of an Award of Deferred Stock, a of Deferred Stock award carries no voting or dividend or other rights associated with Share ownership. Notwithstanding any other provision of the Plan, unless otherwise exempt from Section 409A of the Code or otherwise specifically determined by the Plan Administrator, each Deferred Stock award shall be structured to avoid the imposition of any excise tax under Section 409A of the Code.

               (ii) Forfeiture. Except as otherwise determined by the Plan Administrator, upon termination of a Participant’s Continuous Service during the applicable time period thereof to which forfeiture conditions apply (as provided in the Deferred Stock agreement), the Participant’s Deferred Stock (other than those Deferred Stock subject to deferral at the election of the Participant) shall be forfeited; provided that the Plan Administrator may provide, by rule or regulation or in any Deferred Stock agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Plan Administrator may in other cases waive in whole or in part the forfeiture of Deferred Stock.

               (iii) Dividend Equivalents. Unless otherwise determined by the Plan Administrator at date of grant, any Dividend Equivalents that are granted with respect to any Deferred Stock award shall be either (A) paid with respect to such Deferred Stock at the dividend payment date in cash or in shares of unrestricted Shares having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Deferred Stock and the amount or value thereof automatically deemed reinvested in additional Deferred Stock, other Awards or other investment vehicles, as the Plan Administrator shall determine or permit the Participant to elect.

          (f) Bonus Stock and Awards in Lieu of Obligations. The Plan Administrator is authorized to grant Shares as a bonus, or to grant Shares or other Awards in lieu of Company obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Participants subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Shares or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Shares or Awards granted hereunder shall be subject to such other terms as shall be determined by the Plan Administrator.

          (g) Dividend Equivalents. The Plan Administrator is authorized to grant Dividend Equivalents to a Participant entitling the Participant to receive cash, Shares, other Awards, or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Plan Administrator may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Plan Administrator may specify. Each Dividend Equivalent award shall be memorialized in a Deferred Stock agreement. Notwithstanding any other provision of the Plan, unless otherwise exempt from Section 409A of the Code or otherwise specifically determined by the Plan Administrator, each Dividend Equivalent shall be structured to avoid the imposition of any excise tax under Section 409A of the Code.

          (h) Other Stock-Based Awards. The Plan Administrator is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, as deemed by the Plan Administrator to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Plan Administrator, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified Related Entities or business units. The Plan Administrator shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration (including without limitation loans from the Company or a Related Entity), paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards or other property, as the Plan Administrator shall determine. The Plan Administrator shall have the discretion to grant such other Awards which are exercisable for unvested shares of Common Stock. Should the Participant’s Continuous Service cease while holding such unvested shares, the Company shall have the right to repurchase, at a price determined by the Administrator at the time of grant, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section 6(h). Notwithstanding any other provision of the Plan, unless otherwise exempt from Section 409A of the Code or otherwise specifically determined by the Plan Administrator, each Award granted pursuant to this Section shall be structured to avoid the imposition of any excise tax under Section 409A of the Code.

      7. Tax Qualified Performance Awards.

          (a) Covered Employees. The Committee, composed in compliance with Section 162(m) of the Code, in its discretion, may determine at the time an Award is granted to an Eligible Person who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, that the provisions of this Section 7 shall be applicable to such Award.

          (b) Performance Criteria. If an Award is subject to this Section 7, then the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be contingent upon achievement of one or more objective performance goals. Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m) of the Code and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” One or more of the following business criteria for the Company, on a consolidated basis, and/or for Related Entities, or for business or geographical units of the Company and/or a Related Entity (except with respect to the total stockholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for such Awards: (1) earnings per share; (2) revenues or margins; (3) cash flow; (4) operating margin; (5) return on net assets, investment, capital, or equity; (6) economic value added; (7) direct contribution; (8) net income; pretax earnings; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items; operating income; income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the Company; (9) working capital; (10) management of fixed costs or variable costs; (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (12) total stockholder return; and (13) debt reduction. Any of the above goals may be determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of companies that are comparable to the Company. The Committee shall exclude the impact of an event or occurrence which the Committee determines should appropriately be excluded, including without limitation (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (ii) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (iii) a change in accounting standards required by generally accepted accounting principles.

          (c) Performance Period; Timing For Establishing Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over a Performance Period no shorter than twelve (12) months and no longer than five (5) years, as specified by the Committee. Performance goals shall be established not later than ninety (90) days after the beginning of any Performance Period applicable to such Performance Awards, or at such other date as may be required or permitted for “performance-based compensation” under Section 162(m) of the Code.

          (d) Adjustments. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with Awards subject to this Section 7, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of an Award subject to this Section 7. The Committee shall specify the circumstances in which such Awards shall be paid or forfeited in the event of termination of Continuous Service by the Participant prior to the end of a Performance Period or settlement of Awards.

          (e) Committee Certification. No Participant shall receive any payment under the Plan unless the Committee has certified, by resolution or other appropriate action in writing, that the performance criteria and any other material terms previously established by the Committee or set forth in the Plan, have been satisfied to the extent necessary to qualify as “performance based compensation” under Section 162(m) of the Code.

      8. Automatic Director Option Grants.

          (a) Grant Amounts. Option grants shall be made pursuant to Section as follows:

               (i) Initial Grant. Each individual who is first elected or appointed as a Non-Employee Director at any time on or after the Effective Date shall automatically be granted, on the date of such initial election or appointment, a Non-Statutory Option to purchase twenty-five thousand (25,000) Shares (the “Initial Grant”), provided that individual has not previously been in the employ of the Corporation or any Parent or Subsidiary.

               (ii) Annual Grants. On the day after our annual stockholder meeting, beginning with the 2005 calendar year, each Non-Employee Director on such grant date shall receive an automatic option grant for twenty-five thousand (25,000) Shares for service on the Board of Directors and fifteen thousand (15,000) shares for each committee of the Board of Directors on which the director serves (the “Annual Grant”).

                    There shall be no limit on the number of such Annual Grants any Non-Employee Director may receive over his or her period of Continuous Service as a Non-Employee Director, and Non-Employee Directors who have previously been in the employ of the Corporation (or any Parent or Subsidiary) shall be eligible to receive one or more such Annual Grants over their period of Continuous Service as a Non-Employee Director .

          (b) Exercise Price. The exercise price per Share for each Option grant made under this Section 8 shall be equal to one hundred percent (100%) of the Fair Market Value per Share on the grant date.

          (c) Consideration. The exercise price shall be payable in any form of legal consideration determined by the Plan Administrator.

          (d) Option Term. Each option grant under this Section shall have a term of ten (10) years measured from the option grant date.

          (e) Exercise and Vesting of Options.

               (i) Initial Grant. Each Option granted pursuant to Section 8(a)(i) shall vest as follows:

               (ii) Annual Grant. Each Option granted pursuant to Section 8(a)(ii) shall vest as follows:

                    Each Option shall cease vesting upon the termination of the Participant’s Continuous Service.

          (f) Termination of Continuous Service. If the Participant’s Continuous Service terminates, then, with respect to the Initial and Annual Grants granted under this Section:

               (i) Except as otherwise provided in this Section 8(f), upon the termination of the Participant’s Continuous Service, the Option shall remain exercisable, to the extent vested, for the shorter of (A) six (6) months and (B) the expiration of the ten year Option term.

               (ii) In the event of the Participant’s death or Disability, the Option shall remain exercisable, to the extent vested, for the shorter of (A) six (6) months and (B) the expiration of the ten year Option term.

               (iii) If the Participant will be precluded by federal or state securities laws from selling the Shares subject to the Option during the period provided for in Sections 8(f)(i) and (ii) above, then the period for exercising such Option following termination of Participant’s Continuous Service shall automatically be extended by an additional period of up to three (3) months measured from the date the Participant is first free to sell such Shares.

               (iv) Notwithstanding the foregoing, in no event shall the option remain exercisable after the expiration of the option term and the Option shall, immediately upon the termination of Participant’s Continuous Service, terminate and cease to be outstanding to the extent the Option is not vested.

          (g) Other Terms. With respect to the Initial and Annual Grants described in this Section, to the extent that terms of such Options are not provided for in this Section, the Plan Administrator shall provide for such terms in accordance with the terms of this Plan.

      9. Certain Provisions Applicable to Awards or Sales.

          (a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Plan Administrator, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Related Entity, or any business entity to be acquired by the Company or a Related Entity, or any other right of a Participant to receive payment from the Company or any Related Entity. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Plan Administrator shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Related Entity.

          (b) Form and Timing of Payment Under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award agreement, payments to be made by the Company or a Related Entity upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Plan Administrator shall determine, including, without limitation, cash, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Plan Administrator or upon occurrence of one or more specified events (in addition to a Change in Control). Installment or deferred payments may be required by the Plan Administrator (subject to Section 10(g) of the Plan) or permitted at the election of the Participant on terms and conditions established by the Plan Administrator. Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock.

          (c) Exemptions from Section 16(b) Liability. It is the intent of the Company that this Plan comply in all respects with applicable provisions of Rule 16b-3 or Rule 16a-1(c)(3) to the extent necessary to ensure that neither the grant of any Awards to nor other transaction by a Participant who is subject to Section 16 of the Exchange Act is subject to liability under Section 16(b) thereof (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award agreement does not comply with the requirements of Rule 16b-3 or Rule 16a-1(c)(3) as then applicable to any such transaction, such provision will be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 or Rule 16a-1(c)(3) so that such Participant shall avoid liability under Section 16(b).

      10. Change in Control; Corporate Transaction.

          (a) Change in Control.

               (i) The Plan Administrator may, in its discretion, accelerate the vesting, exercisability, lapsing of restrictions, or expiration of deferral of any Award, including if we undergo a Change in Control. In addition, the Plan Administrator may provide in an Award agreement that the performance goals relating to any Award will be deemed to have been met upon the occurrence of any Change in Control.

               (ii) In addition to the terms of Section 10(a)(i) above, the effect of a “change in control,” may be provided (1) in an employment, compensation, or severance agreement, if any, between the Company or any Related Entity and the Participant, relating to the Participant’s employment, compensation, or severance with or from the Company or such Related Entity, or (2) in the agreement evidencing the Award.

          (b) Corporate Transactions. In the event of a Corporate Transaction, any surviving corporation or acquiring corporation may either (i) assume, (ii) continue any or all

Awards outstanding under the Plan or (iii) substitute similar stock awards for outstanding Awards (it being understood that similar awards include, but are not limited to, awards to acquire the same consideration paid to the stockholders or the Company, as the case may be, pursuant to the Corporate Transaction). In the event that any surviving corporation or acquiring corporation does not assume or continue any or all such outstanding Awards or substitute similar stock awards for such outstanding Awards, then with respect to Awards that have been not assumed, continued or substituted, then such Awards shall terminate if not exercised (if applicable) at or prior to such effective time (contingent upon the effectiveness of the Corporate Transaction). The Plan Administrator, in its discretion and without the consent of any Participant, may (but is not obligated to) either (i) accelerate the vesting of all Awards (and, if applicable, the time at which such Awards may be exercised) in full or as to some percentage of the Award to a date prior to the effective time of such Corporate Transaction as the Plan Administrator shall determine (contingent upon the effectiveness of each Corporate Transaction) or (ii) provide for a cash payment in exchange for the termination of an Award or any portion thereof where such cash payment is equal to the Fair Market Value of the Shares that the Participant would receive if the Award were fully vested and exercised (if applicable) as of such date (less any applicable exercise price). The Plan Administrator, in its sole discretion, shall determine whether each Award is assumed, continued, substituted or terminated.

               With respect to Restricted Stock and any other Award granted under the Plan that the Company has any reacquisition or repurchase rights, the reacquisition or repurchase rights for such Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company) in connection with such Corporate Transaction. In addition, the Plan Administrator, in its discretion, may (but is not obligated to) provide that any reacquisition or repurchase rights held by the Company with respect to such Awards shall lapse in whole or in part (contingent upon the effectiveness of the Corporate Transaction).

          (c) Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, then all outstanding Awards shall terminate immediately prior to the completion of such dissolution or liquidation, and Shares subject to the Company’s repurchase option may be repurchased by the Company notwithstanding the fact that the Participant Continuous Service has not terminated.

      11. General Provisions.

          (a) Compliance With Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Plan Administrator, postpone the issuance or delivery of Stock or payment of other benefits under any Award until completion of such registration or qualification of such Stock or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Stock or other Company securities are listed or quoted, or compliance with any other obligation of the Company, as the Plan Administrator, may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Stock or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations. The foregoing notwithstanding, in connection with a Change in Control, the

Company shall take or cause to be taken no action, and shall undertake or permit to arise no legal or contractual obligation, that results or would result in any postponement of the issuance or delivery of Stock or payment of benefits under any Award or the imposition of any other conditions on such issuance, delivery or payment, to the extent that such postponement or other condition would represent a greater burden on a Participant than existed on the 90th day preceding the Change in Control.

          (b) Limits on Transferability; Beneficiaries.

               (i) General. Except as provided in an Award agreement, a Participant may not assign, sell, transfer, or otherwise encumber or subject to any lien any Award or other right or interest granted under this Plan, in whole or in part, other than by will or by operation of the laws of descent and distribution, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative.

               (ii) Permitted Transfer of an Award. The Plan Administrator, in its sole discretion, may permit the transfer of an Award (but not an Incentive Stock Option) to one or more Beneficiaries or other transferees during the lifetime of the Participant, if and to the extent permitted by the Plan Administrator pursuant to the express terms of an Award agreement (subject to any terms and conditions which the Plan Administrator may impose thereon, and further subject to any prohibitions and restrictions on such transfers pursuant to Rule 16b-3). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award agreement applicable to such Participant, except as otherwise determined by the Plan Administrator, and to any additional terms and conditions deemed necessary or appropriate by the Plan Administrator.

          (c) Adjustments.

               (i) Adjustments to Awards. In the event that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Stock and/or such other securities of the Company or any other issuer such that a substitution, exchange, or adjustment is determined by the Plan Administrator to be appropriate, then the Plan Administrator shall, in such manner as it may deem equitable, substitute, exchange, or adjust any or all of (A) the number and kind of Shares which may be delivered in connection with Awards granted thereafter, (B) the number and kind of Shares by which annual per-person Award limitations are measured under Section 5 hereof, (C) the number and kind of Shares subject to or deliverable in respect of outstanding Awards, (D) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (E) any other aspect of any Award that the Plan Administrator determines to be appropriate.

               (ii) Other Adjustments. The Committee (and the Board if and only to the extent such authority is not required to be exercised by the Committee to comply with Section 162(m) of the Code) is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards and performance goals and performance goals relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity or any business unit, or the financial statements of the Company or any Related Entity, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee’s assessment of the business strategy of the Company, any Related Entity or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Options, Stock Appreciation Rights, Performance Awards granted under Section 7 hereof to Participants designated by the Committee as Covered Employees and intended to qualify as “performance-based compensation” under Section 162(m) of the Code and the regulations thereunder to otherwise fail to qualify as “performance-based compensation” under Section 162(m) of the Code and regulations thereunder.

          (d) Taxes. The Company and any Related Entity are authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Plan Administrator may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

          (e) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate the Plan, or the Committee’s authority to grant Awards under the Plan, without the consent of stockholders or Participants. Any amendment or alteration to the Plan shall be subject to the approval of the Company’s stockholders if required under Applicable Laws. However, without the consent of an affected Participant, no such amendment, alteration, suspension, discontinuance or termination of the Plan may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Plan Administrator may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award agreement relating thereto, except as otherwise provided in the Plan; provided that, without the consent of an affected Participant, no such action may materially and adversely affect the rights of such Participant under such Award.

          (f) Limitation on Rights Conferred Under Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ of the Company or a Related Entity; (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person’s or Participant’s Continuous Service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and Employees, or (iv) conferring on a Participant any of the rights of a stockholder of the Company unless and until the Participant is duly issued or transferred Shares in accordance with the terms of an Award.

          (g) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligations to deliver Stock pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Stock, other Awards or other property, or make other arrangements to meet the Company’s obligations under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Plan Administrator may specify and in accordance with applicable law.

          (h) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Section 162(m) of the Code.

          (i) Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Plan Administrator shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

          (j) Governing Law. The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award agreement shall be determined in accordance with the laws of the State of Arizona without giving effect to principles of conflicts of laws, and applicable federal law.

          (k) Plan Effective Date and Stockholder Approval; Termination of Plan. The Plan shall become effective on the Effective Date, subject to subsequent approval within twelve (12) months of its adoption by the Board by stockholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Applicable Laws, and obligations of the Company applicable to the Plan. Awards may be granted subject to stockholder approval, but may no Shares may be issued in the event stockholder approval is not obtained. The Plan shall terminate no later than ten (10) years from the date of the later of (x) the Effective Date and (y) the date an increase in the number of Shares reserved for issuance under the Plan is approved by the Board (so long as such increase is also approved by the stockholders to the extent required by Applicable Laws).

VITAL LIVING, INC.
2005 ANNUAL MEETING OF STOCKHOLDERS
9:00 A.M.
JULY 15, 2005
1221 BRICKELL AVENUE
(21st FLOOR)
MIAMI, FLORIDA

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY

VITAL LIVING, INC.
5080 NORTH 40th STREET, SUITE 105
PHOENIX, ARIZONA 85018-2158

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder of VITAL LIVING, INC., a Nevada corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company, each dated June 22, 2005, and hereby appoints Donald C. Hannah and Stuart A. Benson, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2005 Annual Meeting of Stockholders of the Company, to be held on July 15, 2005, at 9:00 a.m., local time, at 1221 Brickell Avenue (21st Floor), Miami, Florida, and at any adjournment or adjournments thereof, and to vote all shares of the Company’s Common Stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.
     A majority of such proxies or substitutes as shall be present and shall act at the meeting or any adjournment or adjournments thereof (or if only one shall be present and act, then that one) shall have and may exercise all of the powers of said proxies hereunder.
     This Proxy will be voted as directed or, if no contrary direction is indicated, will be voted FOR the election of the directors; FOR the approval of the 2005 Incentive Compensation Plan; FOR the ratification of the appointment of Epstein, Weber & Conover, PLC as the company’s independent auditor for the fiscal year ending December 31, 2005; and as said proxies deem advisable on such other matters as may come before the meeting.
(Continued and to be signed on the other side.)

COMMENTS:

▼ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▼

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS, “FOR” PROPOSAL 2, AND “FOR” PROPOSAL 3.
PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please mark your vote in blue or black ink as shown here	☒

1.	ELECTION OF DIRECTORS:
	NOMINEES:			WITHHOLD
			FOR	AUTHORITY
	Donald C. Hannah	Carson E. Beadle	the	for
	Stuart A. Benson	Michael Cardamone	nominees	the nominees
	David Allen	D. Clay Coffeen
	Michael Ashton		☐	☐

☐	EXCEPTIONS
INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box and write that nominee’s name in the space provided above.)

		FOR	AGAINST	ABSTAIN
2.	Proposal to approve the 2005 Incentive Compensation Plan.	☐	☐	☐

3.	Proposal to ratify the appointment of Epstein, Weber & Conover, PLC, an independent registered public accounting firm, as the company’s independent auditor for the fiscal year ending December 31, 2005.	FOR ☐	AGAINST ☐	ABSTAIN ☐
and upon such matters which may properly come before the meeting or any adjournment or adjournments thereof.

	Please check the box at right if you will attend the annual meeting.			☐

	To change the address on your account, please check the box at right and indicate your new address in the space provided. Please note that changes to the registered name(s) on the account may not be submitted via this method.			☐

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature	Signature	Date:

NOTE	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.